TERM LOAN AGREEMENT

         THIS TERM LOAN AGREEMENT ("Agreement") is made as of this 15th day of May, 1996, by and between SPECTRIAN CORPORATION, a California corporation ("Borrower"), and SILICON VALLEY BANK, a California Banking Corporation ("Lender").

1.  DEFINITIONS OF TERMS USED IN THIS AGREEMENT.

         1.1 Authorization to Borrow: The form, substantially in the form of Exhibit A attached hereto and made a part hereof, which is submitted to Lender by Borrower when a disbursement of Loan proceeds is requested.

         1.2 Borrower's Interest: The rate of interest to be paid to Lender in respect to the Loan as set forth in the Note.

         1.3 Default Interest: That rate of interest specified in the Note which shall be in effect in the event of default hereunder.

         1.4 Environmental Indemnity: The unsecured environmental indemnity agreement executed in favor of Lender in the form attached hereto as Exhibit B.

         1.5 Financial Statements: Financial statements of the Borrower and such other entity required by Lender including operating statements, balance sheets and such other financial reports that Lender may require.

         1.6 Gibraltar Property: The real property legally described in the Gibraltar Trust Deed and the Improvements thereon commonly known as 160 Gibraltar Court, Sunnyvale, California, as described more particularly in the Gibraltar Trust Deed.

         1.7 Gibraltar Trust Deed. The Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) in the form attached hereto as Exhibit C in favor of Lender encumbering the Gibraltar Property and executed to secure the Note and the other Loan Documents.

         1.8 Governmental Authority: The authority of the United States, the State in which the Property is located, any political subdivision thereof, any city and any governmental or quasi-governmental agency, department, commission, board, bureau or instrumentality of any of them, or any court, administrative tribunal, or public utility.

         1.9 Governmental Requirements: Any present or future law, ordinance, order, rule or regulation of a Governmental Authority applicable to Borrower or the construction, maintenance, use, operation or sale of the Property.

         1.10 Improvements: All buildings, structures and other improvements now or in the future located or to be constructed on the Gibraltar Property and/or the Java Property.

         1.11 Java Property: The real property legally described in the Gibraltar Trust Deed and the Improvements thereon commonly known as 350 Java Drive, Sunnyvale, California, as described more particularly in the Java Trust Deed.

         1.12 Java Trust Deed. The Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) in the form attached hereto as Exhibit D in favor of Lender encumbering the Java Property and executed to secure the Note and the other Loan Documents.

         1.13 Litigation Amount: The lesser of (a) Two Hundred Fifty Thousand Dollars ($250,000) and (b) the amount by which the litigation damages recoverable by the claimant would exceed any insurance coverage of Borrower, excluding any deductibles or self insured retentions.

         1.14 Loan: The amount evidenced by the Note and described in Paragraph 2 hereof.

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         1.15 Loan Documents: This Agreement, the loan documents and instruments listed in Paragraph 4.1 of this Agreement, and all documents given to Lender from time to time to secure the Loan, provided, however, that the Environmental Indemnity and the Revolving Credit Loan Documents referred to in Paragraph 1.23 below are not Loan Documents and Borrower's obligations thereunder are not secured by the Trust Deeds.

         1.16 Loan Fee: The fee to be paid to Lender in consideration for Lender agreeing to make the Loan and entering into this Agreement, which fee shall not be subject to reduction or be refundable under any circumstances, and which fee is the sum of Thirty Thousand and No/100 Dollars ($30,000), payable upon execution of this Agreement.

         1.17 Loan-to-Value Ratio: Seventy percent (70%).

         1.18 Note: The Promissory Note Secured by Deed of Trust of even date in the form attached hereto as Exhibit E, executed by Borrower as maker and payable to Lender or order, in the principal amount of the Loan.

         1.19 Permitted Liens: (a) The liens and encumbrances against the Property approved in writing by Lender pursuant to Paragraph 7.2 hereof; (b) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over Lender's security interests; (c) liens (i) upon or in any equipment acquired or held by Borrower and located on the Property to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment; and (d) liens for providers of work and materials for the Property so long as the aggregate amount of such liens does not exceed at any time the sum of Three
Hundred Thousand Dollars ($300,000) and so long as such liens do not have priority over Lender's liens and security interests.

         1.20 Personal Property: That personal property described in the Trust Deeds and which is collateral for the Loan.

         1.21 Project: The Property, the Improvements and the Personal Property.

         1.22 Property: The real property legally described in the Trust Deeds and the Improvements thereon commonly known as 350 Java Drive, Sunnyvale, California (the "Java Property"), and 160 Gibraltar Court, Sunnyvale, California (the "Gibraltar Property").

         1.23 Recordation: The act of recording the Trust Deeds in the official records of the County in which the Property is situated.

         1.24 Revolving Credit Loan Documents: The revolving line credit facility in the maximum amount of Six Million Dollars ($6,000,000), as evidenced by that certain Business Loan Agreement, dated May 21, 1992, as amended (the "Business Loan Agreement"), and Promissory Note, dated May 21, 1992, as amended by various amendment and modification agreements dated December 23, 1992, March 31, 1993, June 2, 1993, June 27, 1994, January 11, 1995, July 3, 1995, September
27, 1995, and January 25, 1996, and as may subsequently be amended by the written agreement of Borrower and Lender.

         1.25 Title Insurer: Chicago Title Insurance Company or such other issuer of the title insurance policies required by Paragraph 7.2.

         1.26 Trust Deeds: The Java Trust Deed and the Gibraltar Trust Deed.


2. LOAN.

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         2.1 The term  "Loan" as used means the amount  computed  as the seventy percent (70%) of the lesser of (i) the aggregate appraised value of the Property, as determined by the appraisal completed by Hulberg & Associates, dated March 18, 1996, or (ii) the actual purchase price paid by Borrower (including any amounts of indebtedness assumed by Borrower) to acquire the Property, exclusive of closing costs. Notwithstanding the foregoing, in no event shall the principal amount of the Loan exceed Six Million and No/100 Dollars ($6,000,000).

         2.2 Lender and Borrower agree that Lender shall make the Loan to Borrower and Borrower shall accept the Loan upon the terms, conditions, covenants, representations and warranties contained herein. All Loan funds disbursed hereunder shall be evidenced by the Note, shall bear interest at the rate of Borrower's Interest or Default Interest, as the case may be, and shall be secured by the Trust Deeds.

         2.3 All principal and accrued unpaid interest under the Loan shall be due and payable on June 30, 2001.

3. LOAN PROCEEDS; ADVANCES. Upon Recordation, Lender is authorized to disburse all or such portion of the Loan to Borrower pursuant to the instructions given by Borrower to Lender in the Authorization to Borrow in the form attached as Exhibit A hereto and made a part hereof. Subject to the terms and conditions hereof, Borrower shall be entitled to receive up to four (4) advances of the Loan, provided each advance shall be for an amount not less than Two Hundred Fifty Thousand Dollars ($250,000) and provided further that the aggregate amount of all advances shall not exceed the amounts specified in Paragraph 2.1 hereof. Subject to all terms and conditions hereof, Borrower may request advances of the Loan during the period (the "Disbursement Period") starting on the date this Agreement is executed by Borrower and delivered to Lender and ending on June 30, 1996. From and after the expiration of the Disbursement Period, Lender shall have no obligation whatsoever to make advances of the Loan.

4. CONDITIONS PRECEDENT TO RECORDATION. Lender shall have no obligation to make advances of the Loan and the Recordation shall not occur until each of the following conditions precedent shall have been satisfied or waived in writing by
Lender:

         4.1 Lender shall have received:

                  4.1.1      the executed Note;

                  4.1.2      the executed Trust Deeds;

                  4.1.3      the executed Environmental Indemnity;

                  4.1.4      executed UCC-1 financing statements;

                  4.1.5      UCC-3 search for Borrower;

                  4.1.6      the Financial Statements;

                  4.1.7 original insurance policies or certificates thereof for the insurance required by Paragraph 7.5 hereof;

                  4.1.8 Preliminary title report issued by Title Insurer showing the condition of title to the Property with the Property's legal description and a copy of all documents listed as exceptions to said Report;

                  4.1.9 evidence satisfactory to Lender that the current use of the Property complies with the applicable zoning ordinances;

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                  4.1.10     an   architectural/engineering   report   from   an
                             architectural/engineering    firm   acceptable   to
                             Lender,  which  report shall be in form and content
                             acceptable   to  Lender,   assessing  the  physical
                             condition   and   structural   integrity   of   the
                             Improvements; and

                  4.1.11 a "phase one" environmental assessment, in form and substance satisfactory to Lender ("Environmental Assessment") prepared by a qualified licensed environmental consultant acceptable to Lender confirming the absence of hazardous or toxic materials in, on, under or around the Property. The Environmental Assessment shall, at a minimum, include a description of current and former uses of the Property and the results of an inspection of the Property and adjacent and neighboring property sufficient to form a basis for a reasoned opinion concerning the existence of, or potential for, hazardous material contamination on or in the
                             vicinity  of  the   Property.   In  the  event  the
                             Environmental Assessment indicates that the Property may be affected by hazardous or toxic materials, or is otherwise unsatisfactory to Lender, in Lender's sole discretion, Lender may require additional or further environmental testing, inspection and/or assessment of the Property.

                  4.1.12 A current ALTA/ACSM Land Title Survey of the Property including dimensions, delineations and locations of all easements thereon, satisfactory to the Title Insurer if required by it and to Lender; and

                  4.1.13     The following corporate formation documents:

                             (a) a certified copy of its Articles of Incor-poration and by-laws and all amendments thereof, as filed with the Office of the Secretary of State;

                             (b)    a Certificate of Status;

                             (c) certified Resolution of Board of Directors of Borrower authorizing the consummation of the transactions contemplated hereby and providing for the execution of a written direction of payment if Loan proceeds are to be paid to a person other than Borrower; and

                             (d)    a Certificate of Secretary and Incumbency.

         4.2 To comply with California legislation, the title company handling funds in an escrow capacity is required to have deposited into its escrow depository account before recording a transaction immediately available funds representing disbursements to be made by it.

5. CONDITIONS PRECEDENT TO DISBURSEMENT. Prior to any disbursement of the Loan Proceeds, the following conditions shall have been satisfied:

         5.1 The Title Insurer shall have issued or agreed to issue the title policies described in Paragraph 7.2 hereof, naming Lender as insured to the extent of the Loan amount.

         5.2 Lender shall have received a Loan Disbursement Authorization executed by Borrower.

         5.3 UCC-1 Financing Statements shall have been filed with the Secretary of State for the state where the Property is situated describing the Personal Property.

         5.4 Lender shall have been furnished with a Certificate issued by the filing officer of the Secretary of State for the state in which the Property is situated showing Lender's Financing Statement as prior to all other Financing Statements in Borrower's name relative to the Personal Property.

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         5.5 The  representations and warranties of Borrower made in Paragraph 6 hereof shall be true and correct on and as of the date of the disbursement with the same effect as if made on such date.

         5.6 No default or Event of Default shall have occurred hereunder or under any other Loan Document, and no event that with the passage of time, the giving of notice, or both, shall have occurred hereunder or under any other Loan Document.

         5.7 Borrower shall have paid the fees and expenses of Lender's outside counsel, as described in Paragraph 7.9 below, as well as any title insurance fees and escrow fees and other costs and expenses as specified in Exhibit "A" hereto incurred or payable by Lender or Borrower in connection herewith.

         5.8 For all advances made after Recordation, Lender shall have been provided by the Title Insurer with a CLTA 122 endorsement or such other endorsement to Lender's Title Policies required by Paragraph 7.2 hereof, insuring the priority of all advances of the Loan made by Lender, subject only to those exceptions to title approved in writing by Lender.

6. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants, which representations and warranties shall survive any investigations, inspections or inquiries made by Lender or any of its representatives or the disbursement of Loan proceeds hereunder, that:

         6.1 Corporate Status: Borrower is duly organized and validly existing, in good standing under the laws of the state of its incorporation, has stock outstanding which has been duly and validly issued, is qualified to do business, and is in good standing under the laws of the state in which the Property is situated, with full power and authority to consummate the transactions contemplated hereby.

         6.2 Financial Statements: The Financial Statements heretofore delivered to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting practice, fairly present the respective financial conditions of the subjects thereof as of their respective dates; no materially adverse change has occurred in the financial conditions reflected therein since their respective dates and no additional borrowings have been made by Borrower or any guarantor of the Loan since the date thereof other than the borrowing contemplated hereby or approved by Lender.

         6.3 Litigation: There are no actions, suits or proceedings in which the damages alleged or recoverable may exceed the Litigation Amount pending or, to the knowledge of Borrower, threatened against or affecting it, the Property or any guarantor of the Loan, or involving the validity or enforceability of the Trust Deeds or the priority of the lien thereof, at law or in equity, or before or by any Governmental Authority. To Borrower's knowledge, it is not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority.

         6.4 No Breach: The consummation of the transaction hereby contemplated and performance of this Agreement and the other Loan Documents and the Environmental Indemnity will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, bank loan or security agreement, corporate charter, by laws or other instrument to which the Borrower or any guarantor of the Loan is a party or by which it may be bound or affected.

         6.5 Other Liens: Borrower has made no contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a lien on the Property, other than Permitted Liens.

         6.6 No Default: There is no default or Event of Default on the part of Borrower under this Agreement, any other Loan Document, or the Environmental Indemnity and no event has occurred and is continuing which with notice or the passage of time or either would constitute a default or Event of Default under any thereof.

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         6.7  CC&R's;  Zoning:  It has  examined,  is  familiar  with,  and  the
Improvements  in all  respects  conform to and comply in all  material  respects
with,  all  covenants,   conditions,   restrictions,   reservations  and  zoning
ordinances affecting the Property.

         6.8 Title to Personal Property: Any personal property required by Lender as additional security for the Note is vested in Borrower free and clear of all liens, encumbrances and adverse claims and that the security interest of Lender in the personal property shall be a first lien thereon.

         6.9 Other Financing: It has not received other financing for the Property and/or the Improvements except as has been specifically disclosed to and approved by Lender prior to Recordation.

         6.10 Borrower's Powers; Enforceability: Borrower has full power and authority to execute this Agreement, the Note, and the other Loan Documents and to undertake and consummate the transactions contemplated hereby and thereby, and to pay, perform and observe its conditions, covenants, agreements and obligations herein and therein contained. Each of the Loan Documents, the Environmental Indemnity and the Guaranty, if any, when executed and delivered to Lender, will constitute a legal, binding and valid obligation, enforceable in accordance with its terms.

         6.11 Finder's Fees: Borrower hereby warrants and represents that it has not dealt with any person, firm or corporation who is or may be entitled to any finder's fee, brokerage commission, loan commission or other sum in connection with the execution of this Agreement, consummation of the transactions contemplated hereby and the making of the Loan by Lender to Borrower, and Borrower does hereby indemnify and agree to hold Lender harmless from and against any and all loss, cost, liability or expense, including reasonable attorney's fees Lender may suffer or sustain should such warranty or representation prove inaccurate in whole or in part.

         6.12 Accuracy: All documents, reports, instruments, papers, information and forms of evidence delivered to Lender by Borrower with respect to the Loan are in all material respects accurate and correct, are in all material respects complete insofar as completeness may be necessary to give Lender true and accurate knowledge of the subject matter thereof, and do not contain any material misrepresentations or omissions. Lender may rely on such documents, reports, instruments, papers, information and forms of evidence without investigation or inquiry, and any payment made by Lender in reliance thereon shall be a complete release in its favor of all sums so paid.

7. BORROWER'S COVENANTS. Borrower covenants and agrees until the full and final payment of the Loan, unless Lender waives compliance in writing, that it will

         7.1 Inspection: Permit Lender, or its representatives (and Lender shall have the right) to enter upon the Property and inspect the Property and the Improvements to determine Borrower's compliance with the Loan Documents, and will cooperate with Lender in making its inspections. Inspections by Lender shall be for the purpose of protecting the security of Lender and preserving Lender's rights under the Loan Documents. No inspection shall be deemed to constitute a waiver of any default or Event of Default of Borrower.

         7.2 Title Insurance: Deliver or cause to be delivered to Lender at Recordation or within a reasonable time thereafter the following (collectively the "Title Policies"):

                  7.2.1 An ALTA lender's policies of title insurance or its equivalent (Form 1 extended coverage or equivalent) with a liability limit of not less than the face amount of the Note, issued by Title Insurer, insuring Lender's interest under the Java Trust Deed as a valid first lien on the Java Property, insuring the validity and the priority of the Java Trust Deed, subject only to those exceptions to title approved in writing by Lender, together with CLTA endorsements 100, 103.3, 103.7, 111.5, 111.11 and 116, together with an "aggregation" or "tie in" endorsement with the Gibraltar Title Policy (as defined below) for a total coverage amount of $6,000,000, and an endorsement deleting the "creditor's rights" exception (item 7 of the exclusions from coverage) and such reinsurance or coinsurance agreements and such other endorsements to said policy as Lender may require (the "Java Title Policy"); and

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                  7.2.2  An ALTA  lender's  policy  of  title  insurance  or its equivalent (Form 1 extended coverage or equivalent) with a liability limit of not less than the face amount of the Note, issued by Title Insurer, insuring Lender's interest under the Gibraltar Trust Deed as a valid first lien on the Gibraltar Property, insuring the validity and the priority of the Gibraltar Trust Deed, subject only to those exceptions to title approved in writing by Lender, together with CLTA endorsements 100, 103.7, 111.5, 111.11 and 116, and together with an "aggregation" or "tie in" endorsement with the Java Title Policy for a total coverage amount of $6,000,000 and an endorsement deleting the "creditor's rights" exception (item 7 of the exclusions from coverage) and such reinsurance or coinsurance agreements and such other endorsements to said policy as Lender may require (the "Gibraltar Title Policy").

         After Recordation, Borrower shall, at its own cost and expense, maintain the Trust Deeds as a first lien on the Property. Borrower shall furnish to Title Insurer surveys and any other information required to enable it to issue the Title Policies and endorsements. All costs and expenses incurred in connection with obtaining the Title Policies (including all endorsements thereto) shall be paid by Borrower.

         7.3 Personal Property Installation: Not install materials, personal property, equipment, or fixtures subject to any security agreement or other agreement or contract wherein the right is reserved to any person, firm or corporation to remove or repossess any such material, equipment or fixtures, or whereby title to any of the same is not completely vested in Borrower at time of installation, except with Lender's written consent (which shall not be unreasonably withheld by Lender), excluding trade fixtures.

         7.4 Insurance: Prior to Recordation, procure and deliver to Lender and thereafter maintain a policy or policies of insurance in form and content and by an insurer or insurers satisfactory to Lender, including a clause giving Lender a minimum of thirty (30) days' notice if such insurance is canceled, as follows:
(i) hazard insurance in an amount not less than the face amount of the Note or the full insurable value of the Improvements on a replacement cost basis, whichever amount is lesser, with the normal conditions including fire, extended coverage, vandalism, malicious mischief, and a lender's loss payable endorsement naming Lender as loss payee; (ii) comprehensive liability insurance on an "occurrence" basis, indicating coverage satisfactory to Lender, and naming Lender as an additional insured; (iii) any additional or different coverage as may be specified in Lender's insurance letter; and (iv) any and all additional insurance that Lender in its reasonable judgment may from time to time require against insurable hazards which at the time are commonly insured against in the case of property similarly situated. At Lender's request, Borrower shall supply Lender with a counterpart original of such insurance policy.

         7.5 Maintain Records: Keep and maintain full and accurate books, accounts and records of its operations according to generally accepted accounting principles and practices for its type of business. All records relating to the income, expenses, management, operation, maintenance, repair, construction, alteration of or addition to the Property shall be kept at the principal business office of Borrower for not less than three (3) years after delivery of the annual statement required to be delivered pursuant to Paragraph
7.7. Borrower shall permit Lender and its representatives or agents to audit and/or examine from time to time upon reasonable written notice, all books and accounts and records pertaining to the Property and to make extracts therefrom and copies thereof. Borrower shall make all such books and records specified in the notice available at the time specified in the notice and at the place where the records are kept, or at the election of Lender, at Lender's office. If Borrower defaults in any obligations under this Agreement or the Loan Documents, Lender may perform any of the acts authorized by this paragraph at the sole cost of Borrower. Borrower shall promptly reimburse Lender for its costs and such costs shall be secured by the Trust Deeds.

         7.6 Financial Information: Without limiting Borrower's obligations to furnish financial information or otherwise comply with reporting obligations under the Revolving Credit Loan Documents, furnish to Lender at least annually, within ninety (90) days after the end of its fiscal year, or more frequently if requested by Lender, a full and complete financial statement concerning income, expenses, assets, and liabilities applicable or attributable to the Property and the operations thereof. Such statement shall be prepared in accordance with generally accepted accounting principles and shall be certified as true, complete and correct by Borrower.

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



         7.7 Taxes: Pay and discharge all lawful claims, including taxes, assessments, and governmental charges or levies imposed upon it or its income or profits or upon any properties belonging to it prior to the date upon which penalties attach thereto; provided that Borrower shall not be required to pay any such tax, assessment, charge, or levy, the payment of which is being contested in good faith and by proper proceedings.

         7.8 Notification of Default: Promptly notify Lender in writing of the occurrence of any event of default under this Agreement, the Note, the Trust Deeds or the Environmental Indemnity or of any facts then in existence which would become an event of default hereunder or thereunder upon the giving of notice or the lapse of time or both.

         7.9 Payment of Costs: Pay all costs and expenses required to satisfy the conditions of this Agreement. Without limitation of the generality for the foregoing, Borrower will pay:

                  7.9.1 all taxes and recording expenses, including stamp taxes, if any; and

                  7.9.2 all fees and expenses of Lender's counsel in connection with the negotiation, preparation, administration and enforcement of this Agreement and the Loan Documents, as set forth on Exhibit "A" hereto.

         7.10 No Conveyance or Encumbrance: Not to sell, convey, transfer, dispose of or further encumber the Property or the Improvements or any part thereof or any interest therein or enter into a lease covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do without the prior written consent of Lender being first had and obtained, provided that Borrower shall be entitled without the prior written consent of Lender to enter into a lease of the Property in Borrower's ordinary course of business on commercially reasonable terms for a term not exceeding five (5) years. All easements, declarations of covenants, conditions and restrictions, and private or public dedications affecting the Property shall be submitted to Lender for its approval and such approval shall be obtained prior to the execution or granting of any thereof by Borrower, accompanied by a drawing or survey showing the precise location of each thereof.

         7.11 Loan-to-Value Ratio: Maintain the ratio of (i) the then outstanding principal balance of the Loan to (ii) the value of the Property at less than or equal to the Loan-to-Value Ratio. Lender may from time to time determine the value of the Property using a method which (a) conforms to then-current regulatory requirements, (b) is determined by Lender to be reasonable and appropriate under the circumstances, (c) takes into account then-current market conditions, including vacancy factors, estimated date of stabilization, rental rates and concessions, and (d) assumes the Property is to be sold for its highest and best use in a transaction between a willing buyer and a willing seller, neither acting under compulsion or duress, all as determined by Lender. If Lender at any time determines (based on a written appraisal prepared by an appraiser in accordance with the standards of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended ("FIRREA")) that the Loan-to-Value Ratio has been exceeded, Lender may, at Lender's option, make written demand on Borrower to repay principal of the Loan in an amount sufficient to reduce the then outstanding principal balance of the Loan so that the Loan-to- Value Ratio is not exceeded. The cost of any such appraisal shall be paid by Lender, provided that if an Event of Default has occurred and is continuing, the cost of such appraisal shall be paid by Borrower. Borrower shall make any such payment of principal within fifteen (15) days after delivery of such demand by Lender.

         7.12 Compliance with Governmental Requirements: Comply promptly with any Governmental Requirement. Within ten (10) days after Borrower's receipt of any governmental permits, approvals or disapprovals, Borrower shall deliver copies of all such matters to Lender.

         7.13 Satisfy Conditions: Cause all conditions hereof to be satisfied at the time and in the manner herein provided.

         7.14 Furnishing Notices: Borrower shall promptly furnish Lender with copies, or notify Lender in writing, of the following:

                  7.14.1 any litigation affecting Borrower or any guarantor of the Loan, or if Borrower is a partnership, any general partner of Borrower, where the amount claimed is in excess of the Litigation Amount;

                  7.14.2 any communication, whether written or oral, that Borrower may receive from any governmental, judicial or legal authority, giving notice of any claim or assertion that the Improvements fail in any respect to comply with any Governmental Requirements, or of any dispute which may exist between Borrower and any governmental, judicial or legal authority that may adversely affect Borrower, the Property or the Project;

                  7.14.3 any material adverse change in Borrower's or any guarantor's financial condition or operations or in the physical condition of the Property and if Borrower is a partnership, in the financial condition or operation of its general partner(s);

                  7.14.4 any filings (with true copies thereof) with any Governmental Authority regarding or pursuant to any law related to Hazardous Materials (as defined in the Trust Deeds) or the environment, provided that Borrower shall not be required to provide notice of or copies of any such filings relating to the transportation, storage or handling of Hazardous Materials in the ordinary course of Borrower's business except upon Lender's written request;

                  7.14.5 any proceeding or inquiry by any Governmental Authority (including, without limitation, the California State Department of Health Services) with respect to the presence of any Hazardous Materials on the Property or the migration thereof from or to other property;

                  7.14.6 all material claims made by or notices received from any third party against Borrower or the Property relating to any loss or injury resulting from any Hazardous Materials;

                  7.14.7 Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Property under any Hazardous Materials Laws;

                  7.14.8 any material change in the organization or management of Borrower or in the nature of its business; or

                  7.14.9 any change in Borrower's name, any reincorporation of Borrower under the laws of a jurisdiction other than that under which Borrower currently is incorporated, or any reorganization of Borrower as a partnership or limited liability company.

         7.15 Financial Covenants. Comply at all times with the terms and provisions of the paragraph of the Business Loan Agreement entitled "Financial Covenants", including without limitation all covenants relative to the current ratio, quick ratio, minimum tangible net worth, profitability, and other covenants, whether negative or affirmative in nature, relating to the financial condition of Borrower, as amended from time to time.

8. DEFAULT. At the option of Lender, the following shall constitute events of default hereunder (including, if Borrower consists of more than one person, the occurrence of any of such events which respect to any one or more of said persons) (in each case an "Event of Default" and, collectively, "Events of Default"):

         8.1 Borrower's failure in the performance of any material covenant, condition or agreement set forth herein, in the Trust Deeds, in the Note or in any other Loan Documents (other than a failure referred to in Paragraphs 8.2 through 8.11, inclusive, of this Agreement) that is not fully cured within fifteen (15) days after the first to occur of (a) the date Borrower or any officer of Borrower learns of the occurrence of such failure, or (b) Borrower or any officer of Borrower receives written notice thereof.

         8.2 Borrower's failure to pay the principal of, or any interest on, any indebtedness evidenced by the Note or the other Loan Documents, as and when such amounts become due and payable.

         8.3 Any failure, breach, or default in the performance of the covenants referred to in Paragraph 7.15 hereof.

         8.4 Borrower voluntarily suspends the transaction of business or there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within ten (10) days.

         8.5 Borrower becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of creditors.

         8.6 Borrower files or there is filed against Borrower a petition to have Borrower adjudicated a bankrupt or a petition of reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Borrower, the same is dismissed within sixty (60) days.

         8.7 Borrower applies for or consents to the appointment of a receiver, trustee or conservator for any portion of Borrower's property or such appointment is made without Borrower's consent and is not vacated within sixty
(60) days.

         8.8 Any representation by Borrower to Lender concerning Borrower's financial condition or credit standing or any representation or warranty contained herein proves to be false or misleading.

         8.9 Default by Borrower on payment of any other debt owed to Lender, including without limitation the indebtedness evidenced by the Revolving Credit Loan Documents, or the occurrence of any breach, default or event of default under the Revolving Credit Loan Documents.

         8.10  The  imposition,   voluntary  or  involuntary,  of  any  lien  or
encumbrance upon the Property (other than Permitted Liens) without Lender's written consent or unless an adequate counter bond is provided and such lien is accordingly released within ten (10) days of the imposition of such lien.

         8.11 The occurrence of any Event of Default enumerated in Paragraphs 8.4, 8.5, 8.6, 8.7, 8.8, 8.9 or 8.10 hereof with respect to any guarantor of the Loan.

9. REMEDIES. If any of the Events of Default set forth in Paragraph 8 occur, then Lender, in addition to its other rights hereunder, may at its option, without prior demand or notice:

         9.1  Declare the Note immediately due and payable.

         9.2 Proceed as authorized by law to satisfy the indebtedness of Borrower to Lender and in that regard, Lender shall be entitled to all of the rights, privileges and benefits contained in the Trust Deeds or other Loan Documents.

10. SECURITY INTEREST. Borrower does hereby give and grant to Lender a security interest in all funds and deposits of Borrower on deposit at Lender or any branch of Lender, as additional security for the obligations of Borrower contained in the Note, Trust Deeds and the other Loan Documents.

11. RELEASE AND INDEMNITY. Borrower agrees to release and indemnify, defend and hold Lender harmless from and against all liabilities, claims, actions, damages, costs and expenses (including all reasonable legal fees and expenses of Lender's counsel) arising out of or resulting from Borrower's failure to satisfy any of the Governmental Requirements; Lender's performance of any act permitted under the Loan Documents (excluding Lender's active negligence or willful misconduct); breach of any representation or warranty made or given by Borrower to Lender; breach of any obligation of Borrower contained in any of the Loan Documents; or any claim or cause of action of any kind by any party that Lender is liable for any act or omission committed or made by Borrower or by its employees, agents or contractors in connection with the ownership or operation of the Property, whether on account of any theory of derivative liability, comparative negligence or otherwise. Upon demand by

Lender, Borrower shall defend any action or proceeding brought against Lender arising out of or alleging any claim or cause of action covered by this indemnity, all at Borrower's own cost and by counsel to be approved by Lender in the exercise of its reasonable judgment. In the alternative, Lender may elect to conduct its own defense. The provisions of this Paragraph 11 shall survive the termination of this Agreement, the repayment of the Loan, and the release of the Property or any portion of it from the Trust Deeds.

12. GENERAL CONDITIONS.

         12.1 No Waiver: No delay or omission of Lender in exercising any right or power arising from any default by Borrower shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Lender may, at its option, waive any of the conditions herein and any such waiver shall not be deemed a waiver of Lender's rights hereunder but shall be deemed to have been made in pursuance of this Agreement and not in modification thereof. No waiver of any event of default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent event of default.

         12.2 No Third Party Benefits: This Agreement is made for the sole benefit of Borrower and Lender, their successors and assigns and no other person or persons shall have any rights or remedies under or by reason of this Agreement nor shall Lender owe any duty whatsoever to any claimant to exercise any right or power of Lender hereunder or arising from any default by Borrower.

         12.3 Notice: All notices or demands of any kind which either party may be required or desire to serve upon the other under the terms of this Agreement shall be in writing and shall be given by personal delivery, national overnight courier, or by certified or registered United States mail, postage prepaid, to the address for the party to be served set forth below its signature. Notices shall be effective upon receipt or when proper delivery is refused. In case of service by mail, notices shall be deemed complete at the expiration of the second day after the date of mailing. If Borrower consists of more than one person, service of any notice or demand of any kind by Lender upon any one of said persons in the manner hereinabove provided shall be complete service upon all. Either party may change its address for purposes of notice by giving notice of such change of address to the other party in accordance with the provisions of this paragraph.

         12.4 Entire Agreement: This Agreement, the other Loan Documents and the Environmental Indemnity constitute the entire understanding between the parties regarding the matters mentioned in or incidental to this Agreement. The Loan Documents and the Environmental Indemnity supersede all oral negotiations and prior writings concerning the subject matter of the Loan Documents and the Environmental Indemnity, including any inconsistent terms of Lender's loan commitment to Borrower, if any; provided, however, that all obligations of Borrower under the loan commitment (including, without limitation, the obligation to pay any fees to Lender and any costs and expenses relating to the
Loan) shall survive the execution and delivery of this Agreement, the other Loan Documents and the Environmental Indemnity, and any failure by Borrower to perform any such obligation shall constitute an event of default hereunder. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the Loan Documents or the Environmental Indemnity, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

         12.5 Documentation: In addition to the instruments and documents mentioned or referred to herein, Borrower will, at its own cost and expense, supply Lender with such other instruments, documents, information and data as may be reasonably necessary for the purposes hereof, all of which shall be in form and content reasonably acceptable to Lender.

         12.6 Borrower Information: Borrower agrees that Lender may provide any financial or other information, data or material in Lender's possession relating to Borrower, the Loan, this Agreement, the Property or the Improvements, to Lender's parent, affiliate, subsidiary, or participants without further notice to Borrower.

         12.7 Not Assignable: Neither this Agreement nor any right of Borrower to receive any sums, proceeds or disbursements hereunder, or under the Note may be assigned, pledged, hypothecated, anticipated or otherwise encumbered by Borrower without the prior written consent of Lender. Subject to the foregoing restrictions, this Agreement shall inure to the benefit of Lender, its successors and assigns and bind Borrower, its heirs, executors, administrators, successors and assigns.

         12.8 Time is of the Essence: Time is hereby declared to be of the essence of this Agreement and of every part hereof.

         12.9 Supplement to Loan Documents: The provisions of this Agreement are not intended to supersede the provisions of the Trust Deeds or any other Loan Document or the Environmental Indemnity but shall be construed as supplemental thereto.

         12.10 Joint and Several Obligations: If Borrower consists of more than one legal entity, the obligations of Borrower shall be the joint and several obligations of all such legal entities. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa.

         12.11 Governing Law: This Agreement (and any and all disputes between the parties arising directly or indirectly from the transaction or from the lending relationship contemplated hereunder) shall be governed by and construed in accordance with the laws of the State of California.

         12.12 Governmental Regulations: If payment of the indebtedness secured by the Trust Deeds is to be insured or guaranteed by any governmental agency, Borrower shall comply with all rules, regulations, requirements and statutes relating thereto or provided in any commitment issued by any such agency to insure or guarantee payment of such indebtedness.

         12.13 Collection Costs: Borrower shall pay promptly to Lender without demand, with interest thereon from date of expenditure at the Default Interest rate, reasonable attorneys' fees and all costs and other expenses paid or incurred by Lender in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement, and payment thereof shall be secured by the Trust Deeds.

         12.14 Survival: The representations, warranties and covenants herein shall survive the disbursement of the Loan and shall remain in force and effect until the Loan is paid in full.

         12.15 Waiver of Jury Trial: BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

13. SEVERABILITY. Invalidation of any one or more of the provisions of this Agreement, the Trust Deeds, the other Loan Documents or the Environmental Indemnity by judgment or court order shall in no way affect any of the other provisions thereof which shall remain in force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                     LENDER:

                                     SILICON VALLEY BANK,
                                     a California Banking Corporation


                                     By:   /s/ Mark Piper
                                           -----------------------------------

                                     Its:  Vice President
                                           -----------------------------------

                                     Address:
                                     1731 Embarcadero Road, Suite 220
                                     Palo Alto, CA  94303
                                     Attn:  Mr. Mark Piper

                                     BORROWER:

                                     SPECTRIAN CORPORATION,
                                     a California corporation


                                     By:   /s/ Edward A. Supplee, Jr.
                                           -----------------------------------

                                     Its:  Vice President
                                           -----------------------------------


                                     By:   ___________________________________

                                     Its:  ___________________________________


                                     Address:

                                     350 West Java Drive
                                     Sunnyvale, CA  94089

                                   EXHIBIT A


                             AUTHORIZATION TO BORROW

                                   (Exhibit A)

         SPECTRIAN CORPORATION, A CALIFORNIA CORPORATION ("BORROWER"), HEREBY REQUESTS AND DIRECTS THAT SILICON VALLEY BANK ("LENDER") DISBURSE LOAN PROCEEDS IN THE AMOUNT OF $6,000,000 AS FOLLOWS:

         1.       To Santa Clara Land Title Company, for payment of title policy
                  premiums   and/or   endorsements   and  recording   fees,  the
                  approximate sum of $________________.

         2.       For payment of taxes, the sum of $_______________.

         3. To Lender, for appraisal fees and other costs of processing the Loan the approximate sum of $_____________.

         4. To Lender, for payment of attorneys' fees and costs, the sum of $_________________.

         5. To Lender, for loan commitment fees, the sum of $_____________________.

         6.       To Borrower, the sum of $6,000,000.

         The undersigned authorized officer of Borrower hereby certifies that in accordance with the terms and conditions of the Term Loan Agreement between Borrower and Lender (the "Agreement"), (i) Borrower is in compliance with all required covenants except as noted in the attachments hereto, if any, (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, and (iii) Borrower is not in default under the Agreement or under any other Loan Document (as defined in the Loan Agreement).

         BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AS OF MAY 15, 1996.


BORROWER                                        LENDER

SPECTRIAN CORPORATION,                          SILICON VALLEY BANK,
a California corporation                        a California banking corporation




By:   /s/ Edward A. Supplee, Jr.          By:    /s/ Mark Piper
      ------------------------------             -------------------------------

Its:  Vice President                      Its:   Vice President
      ------------------------------             -------------------------------

                                   EXHIBIT B

                             ENVIRONMENTAL INDEMNITY


         THIS ENVIRONMENTAL INDEMNITY ("Indemnity") is entered into as of May 15, 1996, by Spectrian Corporation, a California corporation ("Indemnitor"), to and for the benefit of Silicon Valley Bank and its successors, assigns and participants, and the respective directors, officers, agents, attorneys, and employees of each of the foregoing (collectively, "Lender").

                              W I T N E S S E T H:

         A. Lender has agreed to make, among other loans, a loan to Indemnitor in the original principal amount of up to Six Million and No/100 Dollars ($6,000,000) (the "Loan"). The Loan is evidenced by that certain Promissory Note Secured by Deed of Trust of even date herewith, executed by Indemnitor, as maker and payable to Lender, as holder (the "Note"). The repayment of the Note is secured by, inter alia, (i) a Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) (the "Java Deed of Trust") of even date encumbering that certain real property described in Exhibit A attached hereto (collectively, the "Java Property"), and (ii) a Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) (the "Gibraltar Deed of Trust") of even date encumbering that certain real property described in Exhibit B attached hereto (collectively, the "Gibraltar Property"). The Java Deed of Trust and the Gibraltar Deed of Trust (collectively, the "Deeds of Trust) are executed by Borrower, as trustor, in favor of Santa Clara Land Title Company, as trustee, and name Lender as beneficiary. The Gibraltar Property and the Java Property (collectively, the "Property") and the improvements constructed thereon are referred to herein as the "Project." The Note, the Deeds of Trust and any other document or agreement which now or hereafter evidences and/or secures the Loan are collectively referred to herein as the "Loan Documents."

         B. As a result of the exercise of Lender's rights and remedies in connection with the Loan transaction, Lender may hereafter become the owner of the Project pursuant to a foreclosure sale or deed in lieu thereof or may otherwise incur or suffer certain liabilities, costs, and expenses in connection with the Project relating to Hazardous Substances (defined in Section 1(d) below) which were located on the Property prior to the reconveyance of the Project to Borrower or a foreclosure sale or deed in lieu thereof. Lender has therefore made it a condition of making the Loan that this Indemnity be executed and delivered by Indemnitor in order to protect Lender from any such liabilities, costs and expenses and all other Post Transfer Environmental Losses (defined in Section 1(g) below).

         NOW, THEREFORE, in consideration of the foregoing and of Lender making the Loan, and other valuable consideration, the receipt of which is hereby acknowledged, Indemnitor hereby agrees as follows:

         1. As used in this Indemnity, the following terms shall have the following meanings:

                  (a) "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. ss.ss. 9601 et seq.), as heretofore or hereafter amended from time to time.

                  (b) "Environmental Laws" means any and all present and future federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), permits, and other requirements of governmental authorities relating to the environment or to any Hazardous Substance or Hazardous Substance Activity (including, without limitation, CERCLA and the applicable provisions of the California Health and Safety Code and the California Water Code).

                  (c) "Transfer" means (i) the reconveyance of either Deed of Trust on repayment of the Loan or (ii) the transfer of title to all or any part of the Property or the Project at a foreclosure sale under either Deed of Trust, either pursuant to judicial decree or the power of sale contained in such Deed of Trust, or by deed in lieu of such foreclosure.

                  (d) "Hazardous Substance" or "Hazardous Substances" means (i) any chemical compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste,"
"extremely  hazardous  waste,"  "infectious  waste," "toxic  substance,"  "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties, such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity"; (ii) asbestos; and (iii) any petroleum, natural gas, natural gas liquids, liquified natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).

                  (e) "Hazardous Substance Activity" means any actual, proposed or threatened use, storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation (collectively, "Handling") of any Hazardous Substance from, under, into or on the Property or the Project or surrounding property, excluding any Handling of Hazardous Substances by Lender or its agents or employees.

                  (f) "Losses" means any and all losses, liabilities, damages, judgments, assessments, penalties, costs and expenses, including, without limitation, the following costs and expenses, all of which shall, notwithstanding anything in this Indemnity or any applicable law to the contrary, be due and payable by Indemnitee immediately upon presentation of invoices evidencing any of the following: the reasonable fees and disbursements of legal counsel, experts, engineering consultants, and accountants; compliance with any third party agreements affecting the Property which are binding upon Indemnitor; capital, operating and maintenance costs incurred in connection with any investigation or monitoring of site conditions; and any clean-up, containment, remedial, removal or restoration work required or performed in connection with establishing or maintaining compliance with any Environmental Laws.

                  (g) "Post Transfer Environmental Losses" means Losses suffered or  incurred by Lender  following a Transfer,  arising out of or as a result of:
(i) the occurrence, at any time prior to a Transfer, of any Hazardous Substance Activity; (ii) any violation, at any time prior to such Transfer, of any applicable Environmental Laws relating to the Property or the Project or to the ownership, use, occupancy or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Hazardous Substance Activity occurring or allegedly occurring at any time prior to a Transfer; or (iv) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against Lender which directly or indirectly relates to, arises from or is based on any of the matters described in clauses (i), (ii), or (iii), or any allegation of any such matters. As used in this definition, the phrase "at any time prior to a Transfer" includes (x) the period prior to the time of Borrower's acquisition of the Property as well as (y) the period between the time of Borrower's disposition of the Property or the Project and the time of a Transfer (in the event that Borrower disposes of the Property or the Project prior to a Transfer) as well as the period that Borrower holds title to the Property.

         2. Indemnitor hereby agrees to indemnify, defend, and hold harmless Lender, from and against any and all Post Transfer Environmental Losses.

         3. Indemnitor agrees that Lender may provide any financial or other information, data or material in Lender's possession relating to Indemnitor, the Borrower, the Loan, this Indemnity, the Property or the improvements, to Lender's parent, affiliate, subsidiary, participants, without further notice to Indemnitor.

         4. Indemnitor shall have no liability hereunder prior to a Transfer, and no claim may be made hereunder by Lender prior to a Transfer. This Indemnity is given solely to protect Lender against Post Transfer Environmental Losses, and not as additional security for, or as a means of repayment of, the Loan. The obligations of Indemnitor under this Indemnity are independent of, and shall not be measured or affected by (i) any amounts at any time owing under the Loan or secured by either Deed of Trust; (ii) the sufficiency or insufficiency of any collateral (including, without limitation, the Project) given to Lender to secure repayment of the Loan; (iii) the consideration given by Lender or any other party in order to acquire the Property or the Project, or any portion thereof; (iv) the modification, expiration or termination of the Note or any other document or instrument relating thereto; or (v) the discharge or repayment in full of the Loan (including, without limitation, by amounts paid or by credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure). Notwithstanding the provisions of any document or instrument, none of the obligations of the Indemnitor hereunder shall be in any way secured by the lien of the Deeds of Trust or any other document or instrument securing the Loan.

         5. Indemnitor's obligations hereunder shall survive the sale or other transfer of the Property or the Project prior to a Transfer. The rights of Lender under this Indemnity shall be in addition to any other rights and remedies of Lender against Indemnitor under any other document or instrument now or hereafter executed by Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any such rights.

         6. All obligations of Indemnitor hereunder shall be payable on demand, and any amount due and payable hereunder to Lender by any Indemnitor which is not paid within thirty (30) days after written demand therefor from Lender with an explanation of the amounts demanded shall bear interest from the date of such demand at the default rate set forth in the Note.

         7. Indemnitor shall pay to Lender all costs and expenses (including, without limitation, the reasonable fees and disbursements of Lender's legal counsel) incurred by Lender in connection with this Indemnity or the enforcement hereof.

         8. This Indemnity shall be binding upon Indemnitor, its representatives, administrators, executors, successors and assigns and shall inure to the benefit of and shall be enforceable by Lender and its successors, endorsees and assigns, and to any transferee of the Property to whom Lender specifically assigns this Indemnity. As used herein, the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires.

         9. If this Indemnity is executed by more than one person or entity, the liability of the undersigned hereunder shall be joint and several. Indemnitor agrees that it shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) or segregation against any other Indemnitor hereunder unless and until all obligations of Indemnitor have been satisfied. Indemnitor further agrees that, to the extent the waiver of its rights of segregation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of segregation or contribution of Indemnitor shall be junior and subordinate to the rights of Lender against Indemnitor hereunder.

         10. This Indemnity shall be governed by and construed in accordance with the laws of the State of California.

         11. Every provision of this Indemnity is intended to be severable. If any provision of this Indemnity or the application of any provision hereof to any third party or circumstance is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect.

         12. No failure or delay on the part of Lender to exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No provision of this

Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         13. This Indemnity may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement, with the same effect as if all parties had signed the same signature page.

         IN WITNESS WHEREOF, this Indemnity is executed as of the date first set forth above.


                                        INDEMNITOR:

                                        SPECTRIAN CORPORATION, a California
                                        corporation

                                        By:  /s/ Edward A. Supplee, Jr.
                                             -----------------------------------

                                        Its:    VP
                                             -----------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION
                                  (JAVA DRIVE)


ALL THAT CERTAIN PROPERTY SITUATE IN THE CITY OF SUNNYVALE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL ONE, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON MAY 25, 1984, IN BOOK 529 OF MAPS, PAGE(S) 34.

ARB NO:  110-2-49.02 & 49.03

COMMONLY KNOWN AS:

350 JAVA DRIVE
SUNNYVALE, CALIFORNIA

                                    EXHIBIT B

                                LEGAL DESCRIPTION
                                (GIBRALTAR COURT)


ALL THAT CERTAIN PROPERTY SITUATE IN THE CITY OF SUNNYVALE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL B, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JANUARY 31, 1977, IN BOOK 388 OF MAPS, PAGE(S) 32.

ARB NO:  110-2-49.08


COMMONLY KNOWN AS:

160 GIBRALTAR COURT
SUNNYVALE, CALIFORNI

                                   EXHIBIT C


RECORDING REQUESTED BY

SILICON VALLEY BANK
1731 EMBARCADERO ROAD, SUITE 220
PALO ALTO, CALIFORNIA 94303
ATTN:  MR. MARK PIPER

AND WHEN RECORDED MAIL TO


Name       SILICON VALLEY BANK
Street     1731 EMBARCADERO ROAD
Address    SUITE 220
City       PALO ALTO, CA 94303
State      ATTN:  MR. MARK PIPER
Zip

- --------------------------------------------------------------------------------
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE


              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
                      (WITH ASSIGNMENT OF RENTS AND LEASES)

         ATTENTION: COUNTY RECORDER -- THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE PROPERTY DESCRIBED HEREIN AND IS TO BE FILED OF RECORD IN THE RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED NOT ONLY AS A DEED OF TRUST BUT ALSO AS AN ASSIGNMENT OF LEASES AND RENTS AND AS A FINANCING STATEMENT COVERING GOODS THAT ARE, OR ARE TO BECOME, FIXTURES ON THE PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE TRUSTOR (DEBTOR) AND THE BENEFICIARY (SECURED PARTY) ARE SET FORTH BELOW.

         THIS DEED OF TRUST SECURES A PROMISSORY NOTE BEARING INTEREST AT A VARIABLE RATE.

         This Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) is made as of this 15th day of May, 1996, by SPECTRIAN CORPORATION, a California corporation (hereinafter called "Trustor"), whose address is 350 Java Drive, Sunnyvale, California 94089, to SANTA CLARA LAND TITLE COMPANY, a corporation (hereinafter called "Trustee"), whose address is 701 Miller Street, San Jose, California, 95110, for the benefit of Silicon Valley Bank, a California banking corporation (hereinafter called "Beneficiary"), whose address is 1731 Embarcadero Road, Suite 220, Palo Alto, California, 94303.

         Witnesseth: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to Trustee, its successors and assigns, in Trust, with POWER OF SALE TOGETHER WITH RIGHT OF ENTRY AND POSSESSION the following property (the "Trust Estate"):

         (a) all that certain real property now or hereafter acquired, in the City of Sunnyvale, County of Santa Clara, State of California (the "Land"), commonly known as 160 Gibraltar Court, Sunnyvale, California, more particularly described as set forth below:

         ALL THAT CERTAIN PROPERTY SITUATE IN THE CITY OF SUNNYVALE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

         PARCEL B, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JANUARY 31, 1977, IN BOOK 388 OF MAPS, PAGE(S) 32.

         ARB NO:  110-2-49.08

         (b) all buildings, structures and other improvements now or in the future located or to be constructed on the Land (the "Improvements");

         (c) all tenements, hereditaments, appurtenances, privileges, franchises and other rights and interests now or in the future benefitting or otherwise relating to the Land or the Improvements, including easements, rights-of-way, development rights, mineral rights, water and water rights, pumps and pumping plants and all shares of stock evidencing the same (the "Appurtenances," and together with the Land and the Improvements, the "Real Property");

         (d) subject to the assignment to Beneficiary set forth in Paragraph 11 below, all rents, issues, income, revenues, royalties and profits now or in the future payable with respect to or otherwise derived from the Trust Estate or the ownership, use, management, operation, leasing or occupancy of the Trust Estate, including those past due and unpaid (the "Rents");

         (e) all present and future right, title and interest of Trustor in and to all inventory, equipment, fixtures and other goods (as those terms are defined in Division 9 of the California Uniform Commercial Code (the "UCC"), and whether existing now or in the future) now or in the future located at, upon or about, or affixed or attached to or installed in, the Real Property, or used or to be used in connection with or otherwise relating to the Real Property or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing or occupancy of the Real Property, including furniture, furnishings, machinery, appliances, building materials and supplies, generators, boilers, furnaces, water tanks, heating, ventilating and air conditioning equipment and all other types of tangible personal property of any kind or nature, and all accessories, additions, attachments, parts, proceeds, products, repairs, replacements and substitutions of or to any of such property (the "Goods," and together with the Real Property, the "Property"); and

         (f) all present and future right, title and interest of Trustor in and to all accounts, general intangibles, chattel paper, deposit accounts, money, instruments and documents (as those terms are defined in the UCC) and all other agreements, obligations, rights and written materials (in each case whether existing now or in the future) now or in the future relating to or otherwise arising in connection with or derived from the Property or any other part of the Trust Estate or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing, occupancy, sale or financing of the Property or any other part of the Trust Estate, including (to the extent applicable to the Property or any other portion of the Trust Estate) (i) permits, approvals and other governmental authorizations, (ii) improvement plans and specifications and architectural drawings, (iii) agreements with contractors, subcontractors, suppliers, project managers, supervisors, designers, architects, engineers, sales agents, leasing agents, consultants and property managers, (iv) takeout, refinancing and permanent loan commitments, (v) warranties, guaranties, indemnities and insurance policies, together with insurance payments and unearned insurance premiums, (vi) claims, demands, awards, settlements and other payments arising or resulting from or otherwise relating to any insurance or any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Property, (vii) license agreements, service and maintenance agreements, purchase and sale agreements and purchase options, together with advance payments, security deposits and other amounts paid to or deposited with Trustor under any such agreements, (viii) reserves, deposits, bonds, deferred payments, refunds, rebates, discounts, cost savings, escrow proceeds, sale proceeds and other rights to the payment of money, trade names, trademarks, goodwill and all other types of intangible personal property of any kind or nature, and (ix) all supplements, modifications, amendments, renewals, extensions, proceeds, replacements and substitutions of or to any of such property (the "Intangibles").

         Trustor further grants to Trustee and Beneficiary, pursuant to the UCC, a security interest in all present and future right, title and interest of Trustor in and to all Goods and Intangibles and all of the Trust Estates described above in which a security interest may be created under the UCC (collectively, the "Personal Property"). This Deed of Trust constitutes a security agreement under the UCC, conveying a security interest in the Personal Property to Trustee and Beneficiary. Trustee and Beneficiary shall have, in addition to all rights and remedies provided herein, all the rights and remedies of a "secured party" under the UCC and other applicable California law. Trustor covenants and agrees that this Deed of Trust constitutes a fixture filing under
Section 9313 and 9402(6) of the UCC.

         FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary may elect, (1) payment of an indebtedness in the sum of Six Million and No/100 Dollars ($6,000,000.00) evidenced by that certain Promissory Note Secured by Deed of Trust (the "note" or the "promissory note") of even date, executed by Trustor to the order of Beneficiary and any and all modifications, extensions or renewals thereof, whether hereafter evidenced by said note or otherwise; (2) payment of interest on said indebtedness according to the terms of said promissory note; (3) payment of all other sums, with interest as herein provided, becoming due or payable under the provisions hereof to Trustee or Beneficiary; (4) due, prompt and complete observance, performance and discharge of each and every condition, obligation, covenant and agreement contained herein, or in said note, or in that certain Term Loan Agreement of even date (the "Loan Agreement"), relative to any indebtedness evidenced by said note or in any document or instrument evidencing, securing or pertaining to the indebtedness evidenced by said note, excluding, however, any guaranty or unsecured environmental indemnity ("Loan Documents") and all modifications, renewals or extensions of any of the foregoing; and (5) payment of such additional sums with interest thereon as may be hereafter borrowed from Beneficiary, its successors or assigns by Trustor or the then record owner or owners of the Trust Estate when evidenced by another promissory note or notes, which are by the terms thereof secured by this Deed of Trust.

         TO PROTECT AND  MAINTAIN  THE  SECURITY OF THIS DEED OF TRUST,  TRUSTOR
AGREES:

         (1) To pay, perform, observe and discharge each and every condition, obligation, covenant and agreement for which this Deed of Trust has been given as security as provided above.

         (2) To keep the Property in good condition and repair; not to remove or demolish any improvement thereon; to complete or restore promptly and in good and workmanlike manner any improvement which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the Trust Estate or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; to perform, in the event all or any portion of the Trust Estate constitutes a leasehold estate belonging to Trustor, each and every obligation of Trustor under the terms of the lease agreement relating to the demise of such property; not to commit, suffer or permit any act upon the Trust Estate in violation of law; to do all acts which from the character or use of the Property may be reasonably necessary, the specific enumerations herein not excluding the general.

         (3) To fully insure, or cause to be insured, the Property against loss or damage by fire, earthquake, flood, and such other risks as Beneficiary shall, from time to time, require. Trustor shall carry public liability and other insurance as Beneficiary may require. Trustor shall maintain all required insurance in companies, amounts, coverages, deductibles, and forms satisfactory to the Beneficiary and at least equal to that required on the date of this Deed of Trust. Such insurance shall be carried in amounts not less than amounts determined by the insurance company or Beneficiary to prevent the application of co-insurance or similar clauses, or in such greater amounts as Beneficiary may require. Neither Beneficiary nor Trustee, by reason of accepting, rejecting, approving or obtaining insurance, shall incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency or insolvency of any insurer, or (iii) the payment of losses. All property insurance policies shall name Beneficiary as the primary loss payee, all liability insurance policies shall name Beneficiary as an additional insured, and all policies shall provide that they cannot be terminated as to Beneficiary except upon thirty (30) days' prior written notice to Beneficiary. Trustor shall deliver to Beneficiary the original of all such policies, or with Beneficiary's consent certificates, together with receipts satisfactory to the Beneficiary, evidencing payment of the premiums therefor.

         As of the date this Deed of Trust is recorded and continuously until this Deed of Trust is fully reconveyed, the insurance policies shall conform to the following requirements:

         (a) All insurance policies must be underwritten by insurers with a Best's rating of B+, VI or better;

         (b) In the event all or any portion of the Real Property secured by this Deed of Trust constitutes rental or non-residential property, Trustor shall maintain a Commercial General Liability insurance policy, including broad form coverages or their equivalents, with One Million Dollars ($1,000,000) combined single limit coverage for bodily injury and property damage; provided, however, if improvements similar to the Improvements secured hereby are generally insured at higher limits of coverage, such higher limits shall be obtained. In all other cases, Trustor shall maintain such liability insurance coverages as Beneficiary may require from time to time;

         (c) Trustor shall provide Beneficiary with additional property and rental income insurance coverages as follows:

                  1. All risk coverage (including earthquake insurance) in the amount of the full replacement cost of the Improvements;

                  2. A waiver of co-insurance endorsement or agreed value endorsement (relative to casualty);

                  3. A replacement cost coverage endorsement (relative to casualty);

                  4. A standard mortgage clause (438BFU or CP12-18) with Beneficiary named as loss payee in the Declarations;

                  5. A waiver of subrogation clause;

                  6. To the extent that any portion of the Real Property constitutes rental property, loss of rents coverage in an amount equal to at least twelve (12) months of rentals from the Real Property secured hereby and any expenses that are payable or reimbursable by tenants;

                  7. Flood insurance in an amount sufficient to provide full replacement cost coverage of the Real Property in the event the Real Property is located within any flood hazard area; and

                  8. Such other coverages as Beneficiary may request from time to time.

The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         (4) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

         (5) To pay and discharge, at least ten days prior to delinquency, all taxes of every kind and nature, including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes, all general and special assessments, including assessments on appurtenant water stock, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against Trustor or the Trust Estate or any part thereof or upon the revenues, rents, issues, income and profits thereof or upon this Deed of Trust or the indebtedness now or hereafter secured hereby; when due, all encumbrances, charges and liens, with interest, on the Trust Estate or any part thereof, which appear to be prior or superior hereto or subject or subordinate hereto; all costs, fees and expenses of this Trust; or, if and as required by Beneficiary, to pay to Beneficiary in equal installments on the day on which monthly payments of principal and interest are due under said note, sufficient funds (as estimated by Beneficiary from time to time) to pay when due the next maturing taxes, assessments and hazard insurance premiums. When so provided with sufficient funds, Beneficiary shall pay such taxes, assessments and hazard insurance premiums before delinquency. Any excess over the amount required for such purposes shall be held for future use, applied to any indebtedness hereby secured or refunded to Trustor at Beneficiary's option.

         To promptly and completely observe, perform, and discharge each and every condition, obligation, covenant and agreement affecting the Trust Estate, whether the same is prior and superior or subject and subordinate hereto including, if the security hereunder is or will be a condominium, community apartment or part of a planned development, each and every provision to be performed by Trustor under any Declaration of Covenants, Conditions and Restrictions pertaining to the condominium, community apartment or planned development project and, upon written request of Beneficiary, to pay maintenance charges, if the same have not been paid or legal steps have not been initiated to enforce such payment within ninety (90) days after such written request is made.

         Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Real Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay reasonable attorneys' fees and costs in connection therewith.

         (6) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure until paid in full by Trustor at a rate equal to five percent (5%) per annum over and above the rate set forth in the promissory note secured hereby, which sums shall be secured by this Deed of Trust to the same extent and with the same priority as the principal and interest payable under the promissory note hereby secured, and such sums shall be deemed mandatory advances required for the preservation and protection of the lien of this Deed of Trust and Trustee's and Beneficiary's rights hereunder.

         (7) That any award of damages in connection with any condemnation for public use of or injury to the Property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance. Notwithstanding the fact that the security given hereby may not be impaired by a partial condemnation, Beneficiary, in its sole and absolute discretion, shall have the right to apply all compensation, award or other payments or relief therefor made on account thereof to either the payment of accrued but unpaid interest and second to the prepayment of principal under said promissory note or reimbursement of Trustor for expenses incurred by it in the restoration of the Property, and in respect thereto, Trustor hereby waives the benefit of any statute or rule of law which may be contrary thereto.

         (8) That by accepting the payment, performance or observance of any condition, obligation, covenant or agreement contained herein after the date to be paid, performed or observed as provided hereunder, Beneficiary does not waive its right either to require prompt payment, performance or observance when due of all other conditions, obligations, covenants or agreements contained herein or to declare a default for failure so to do.

         (9) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of the Trust Estate; consent to the making of any map or plat thereof; join in granting any easement thereon; join in the execution of or subordination of the lien or charge hereof to any covenants, conditions or restrictions affecting said property; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

         (10) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note to Trustee for cancellation and retention and upon payment by Trustor of its fees, Trustee shall reconvey, without warranty, the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         (11) That Trustor absolutely and unconditionally hereby assigns, transfers, conveys and sets over to Beneficiary all the Rents; provided, however, prior to any default by Trustor in the payment, observance, performance and discharge of any condition, obligation, covenant or agreement of Trustor contained herein, Trustor shall have the right as the agent and fiduciary representative of Beneficiary for collection and distribution purposes only, to collect and receive the Rents as they become due and payable to be applied by Trustor to the payment of the principal and interest and all other sums due or payable on said promissory note and to the payment of all other sums payable under this Deed of Trust and, thereafter, so long as no default as aforesaid has occurred, the balance shall be distributed to the account of Trustor. Upon any such default, Beneficiary may at any time without notice, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name or in the name of Trustor, sue for or otherwise collect the Rents, including those past due and unpaid and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees and expenses, to the payment of the principal and interest and all other sums due or payable on said promissory note and to the payment of all other sums payable under this Deed of Trust and in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of the Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         All leases and rental agreements now or hereafter affecting the Real Property, including all oil and gas leases and other subsurface leases and the royalties derived therefrom, are hereby assigned and transferred to Beneficiary by the Trustor, and Trustor hereby agrees and covenants that none of said leases or rental agreements will be modified or terminated without the consent in writing of Beneficiary. Trustor shall provide to Beneficiary a non-disturbance and attornment agreement, in form acceptable to Beneficiary, executed by each tenant under a lease or rental agreement for a portion of said Real Property executed after the date hereof.

         Trustor agrees that it will not (a) execute any further assignment of any of its right, title and interest in the Rents without the prior written consent of Beneficiary; (b) accept prepayments of any installments of Rents to become due under any leases or rental agreements in excess of one (1) month except prepayments in the nature of security which security will not exceed an amount equal to one (1) month's rent under the lease or rental agreement; (c) with respect to any lease or rental agreement having a term of two (2) years or more, Trustor will not terminate, amend or modify any such lease or rental agreement without the prior written consent of the Beneficiary or (d) accept a surrender of any such lease or rental agreement.

         (12) Trustor hereby represents, warrants and covenants that:

                  (a) To the best of its  knowledge,  neither the Real  Property which is the subject of this Deed of Trust nor any other real property occupied and/or owned by Trustor has ever been used by Trustor or any other previous owner and/or operator in connection with the disposal of or to refine, generate, manufacture, produce, store, handle, treat, transfer, release, process or transport flammable explosives, radioactive materials, asbestos, PCB, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any Hazardous Materials Laws (defined below) (collectively, "Hazardous Materials") other than in strict compliance with applicable law, and Trustor will not at any time use the Real Property or such other real property for the disposal, refining, generating, manufacturing, producing, storing, handling, treating, transferring, releasing, processing or transporting of any Hazardous Materials other than in strict compliance with applicable law.

                  (b) After diligent investigation including, but not limited to, engineering reports and an environmental assessment report provided to Beneficiary, Trustor warrants and represents to the best of its knowledge that the Real Property is free of Hazardous Materials and contaminants which are or could be detrimental to the Real Property, human health or the environment or in violation of any governmental laws or regulations.

                  (c) To the best of its knowledge, neither the Real Property or any other real property owned and/or occupied by Trustor has been designated, listed or identified in any manner by the United States Environmental Protection Agency ("EPA") or under and pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, set forth at 42 U.S.C. 9601 et seq. ("CERCLA"), the Resource Conservation and Recovery Act of 1986, as amended, set forth at 42 U.S.C. 6901 et seq. ("RCRA"), or any other environmental protection statute as a hazardous waste or hazardous substance disposal or removal site, superfund or cleanup site or candidate for removal of closure pursuant to RCRA, CERCLA or any other environmental protection statute.

                  (d) Trustor has not received a notice, summons, citation, directive, letter or other communication, written or oral (collectively, "Notice") from the EPA or any other federal or state governmental agency or instrumentality, authorized pursuant to an environmental protection statute, concerning any intentional or unintentional action or omission by Trustor resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping or otherwise disposing of Hazardous Materials into the environment resulting in damage thereto or to the fish, shellfish, wildlife, biota or other natural resources.

          Trustor shall, and shall cause all tenants, employees, agents, contractors and subcontractors of Trustor and any other persons present on or occupying the Real Property to, keep and maintain the Real Property, including the soil and groundwater thereof, in compliance with, and not cause or permit the Real Property, including the soil and groundwater thereof, to be in violation of, any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions thereon, including but not limited to any Hazardous Materials Laws. Neither Trustor nor tenants, employees, agents, contractors and subcontractors of Trustor nor any other persons occupying or present on the Real Property shall use, generate, manufacture, store or dispose of on, under or about the Real Property or transport to or from the Real Property any Hazardous Materials.

         The intended use of the Real Property is for office and research and development purposes ("Permitted Use") and Trustor shall not change or alter the Permitted Use unless Trustor shall have first notified Beneficiary thereof in writing and Beneficiary shall have determined, in its sole and absolute discretion, that such change or modification will not result in the presence of Hazardous Materials on the Real Property in such a level that would increase the potential liability for Hazardous Materials Claims.

          Trustor shall immediately advise Beneficiary in writing of: (a) any Notices (whether such Notices are received from the EPA, the Occupational Safety and Health Agency, the Department of Health Services, the State Water Quality Control Board, the Department of Sanitation, the Department of Public Works or any other federal, state or local governmental agency or regional office thereof) of violation or potential violation which are received by Trustor of any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials, including but not limited to CERCLA, RCRA, the Hazardous Materials Transportation Act, the Hazardous Substances Account Act, the Hazardous Substances Act, the Occupational Health and Safety Act, the Porter-Cologne Water Quality Control Act, the Solid Waste Management Act of 1980, the Toxic Pit Cleanup Act, the Underground Tank Act of 1984, and the California Water Quality Improvement Act (collectively, "Hazardous Materials Laws"); (b) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (c) all claims made or threatened by any third party against Trustor or the Trust Estate relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a), (b) and (c) above are collectively referred to herein as "Hazardous Materials

Claims"); and (d) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Real Property that could cause the Real Property or any part thereof to be classified as "border-zone property" under the provisions of California Health and Safety Code, Sections 25220 et seq., or any regulation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Real Property under any Hazardous Materials Laws.

          To the extent Beneficiary has a reasonable basis to believe its security for the Loan is or might be impaired by any Hazardous Materials Claims or in the event of any default hereunder or under any other Loan Document, Beneficiary shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' and consultants' fees in connection therewith paid by Trustor upon demand.

          Trustor shall be solely responsible for, and shall indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, successors and assigns, from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan) of Hazardous Materials on, under or about the Real Property (whether by Trustor or a predecessor in title or any employees, agents, contractor or subcontractors of Trustor, or any predecessor in title, any third persons at any time occupying or present on the Real Property, or from any other cause whatsoever), including, without limitation: (a) all foreseeable and unforeseeable consequential damages including third party claims; (b) the costs of any required or necessary repair, cleanup or detoxification of the Real Property, including the soil and groundwater thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by Beneficiary in connection with clauses (a), (b) and (c), including but not limited to reasonable attorneys' and consultants' fees.

          Any costs or expenses incurred by Beneficiary for which Trustor is responsible or for which Trustor has indemnified Beneficiary shall be paid to Beneficiary on demand, and failing prompt reimbursement, shall be added to the indebtedness secured by this Deed of Trust and earn interest at the default rate set forth in the note secured hereby until paid in full.

          Trustor shall not take any cleanup, containment, restoration, removal or other remedial work (collectively, "Remedial Work") in response to the presence of any Hazardous Materials on, under or about the Real Property without prior written notice to Beneficiary of the scope and nature of such Remedial Work; provided, however, that prior written notice shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Real Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to notify Beneficiary before taking such action. In such event, Trustor shall notify Beneficiary as soon as practicable of any action so taken. Trustor shall not, without Beneficiary's prior written consent, which shall not be unreasonably withheld, enter into any settlement agreement, consent decree or other compromise in respect to any Hazardous Material Claims, which remedial action, settlement, consent or compromise might, in Beneficiary's reasonable judgment, impair the value of Beneficiary's security hereunder.

         In the event any investigation or monitoring of conditions on the Real Property or any Remedial Work is required under any applicable Hazardous Materials Laws, by any judicial order, by any governmental entity, or in order to comply with any agreements affecting the Real Property because of or in connection with any Hazardous Material Claims, Trustor shall perform or cause to be performed the Remedial Work in compliance with such Hazardous Material Laws or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in writing by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Trustor, including, without limitation, the charges of such contractors and/or the consulting engineer, and Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or reviewing such Remedial Work. In the event Trustor shall fail to timely commence or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof shall be due and payable upon demand therefor by Trustor.

          If during the term of the loan secured by this Deed of Trust Beneficiary has reasonable cause to believe that Hazardous Materials have migrated onto the Real Property or have otherwise come onto the Real Property in violation of the terms of this Deed of Trust or there has been a default by Trustor hereunder with respect to Hazardous Materials, at Beneficiary's request, Trustor shall retain, at Trustor's sole cost and expense, a licensed geologist, industrial hygienist or an environmental consultant (a "Consultant") acceptable to Beneficiary to conduct an environmental site assessment of the Real Property for the presence of Hazardous Materials ("Environmental Audit"). The Environmental Audit shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination. The Consultant shall concurrently deliver the results of its investigation in writing directly to Trustor and Beneficiary without prior consultation with either party unless conducted in the presence of the other party.

         If Trustor fails to pay for or obtain an Environmental Audit as provided for herein, Beneficiary may, but shall not be obligated to, obtain the Environmental Audit, and either demand reimbursement from Trustor or add the cost thereof to the indebtedness secured by this Deed of Trust, in which case interest shall accrue on such sum at the default rate set forth in the note secured hereby. Furthermore, Trustor hereby grants Beneficiary, its employees and agents the right, exercisable at any time and at Beneficiary's sole cost and expense, to enter upon the Real Property for the purpose of conducting an inspection, sampling and testing to determine whether there have been any violations of the covenants contained in this Paragraph 12.

         Trustor's liability under this Paragraph 12 shall not terminate until the earlier of (i) the sale of the Real Property pursuant to the enforcement of the lien of this Deed of Trust, the proceeds of which are applied to the indebtedness secured hereby, or (ii) the payment in full of the indebtedness.

         (13) Trustor agrees to indemnify, defend and hold harmless Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with (a) any willful misconduct of Trustor or any default or event of default by Trustor hereunder or under any other Loan Document; (b) Trustee's and/or Beneficiary's good faith and commercially reasonable exercise of any of their rights and remedies, or the performance of any of their duties hereunder or under the other Loan Documents to which Trustor is a party; (c) Trustor's failure to perform or comply with any of the covenants set forth in Paragraph 12 above; (d) the construction, reconstruction or alteration of the Real Property; (e) any negligence of Trustor, or any negligence or willful misconduct of any lessee of the Real Property or any portion thereof, or any of their respective agents, contractors, employees, licensees or invitees; or (f) any accidents, injury, death or damage to any person or property occurring in, on or about the Real Property or any street, drive, sidewalk, curb or passageway adjacent thereto, except for the willful misconduct or gross negligence of Beneficiary or Trustee. Upon demand by Trustee and/or Beneficiary, Trustor shall defend any action or proceeding brought against Trustee and/or Beneficiary arising out of or alleging any claim or cause of action covered by this indemnity, all at Trustor's own cost and by counsel to be approved by Beneficiary in the exercise of its reasonable judgment. In the alternative, Trustee and/or Beneficiary may elect to conduct its own defense at the expense of Trustor. The provisions of this Paragraph 13 shall survive the foreclosure or the delivery of a deed in lieu of foreclosure of this Deed of Trust or the payment in full of the indebtedness secured hereby and the termination and reconveyance of this Deed of Trust, as the case may be.

         Any amount payable to Trustee or Beneficiary under Paragraph 12 or this Paragraph 13 shall be due and payable immediately after demand therefor and receipt by Trustor of a statement setting forth in reasonable detail the amount claimed and the basis therefor, and such amounts shall bear interest at the rate specified in Paragraph 6 hereof from and after the date such amounts are paid by Beneficiary or Trustee, as the case may be, until paid in full by Trustor.

         (14) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder or under any other Loan Document (including the breach of any representation or warranty, which shall be deemed for the purpose of this Paragraph 14 to be absolute and not merely to Trustor's best knowledge), Beneficiary may take any action or pursue any right or remedy permitted under applicable law specifically including, without limiting, impairing or otherwise affecting its other rights and remedies declare all sums secured hereby immediately due and payable by delivery to Trustee written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Real Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, said note and all documents evidencing expenditures secured hereby.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of the sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Real Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said Real Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the Real Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as herein defined, may purchase at such sale.

         After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate specified in Paragraph 6 hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

         If this Deed of Trust or any note secured hereby provides for any charge for prepayment of any indebtedness secured hereby, Trustor agrees to pay said charge if any of said indebtedness shall be paid prior to the date thereof stated in said note or this Deed of Trust, even if and notwithstanding Trustor shall have defaulted in payment thereof, or in performance of any agreement hereunder, and Beneficiary, by reason thereof, shall have declared all sums secured hereby immediately due and payable.

         (15) Following recordation of a notice of default, Beneficiary and prospective bidders at any foreclosure sale shall have the right to enter and inspect said Real Property at reasonable times and upon reasonable notice to Trustor. Trustor shall, promptly following the recordation of a notice of default, but in any event prior to the date of sale set in the notice of sale, disclose to Beneficiary in writing all material facts regarding said Real Property.

         Trustor hereby waives any claims against Beneficiary or Trustee arising out of or in connection with any disclosures regarding said Real Property which may be made by Beneficiary or Trustee to prospective bidders at or prior to the foreclosure sale. In addition, Trustor shall indemnify, defend and hold harmless Trustee and Beneficiary from and against all losses, liabilities, suits, damages claims or judgments which may arise out of or in connection with any disclosures regarding said Real Property which may be made by Beneficiary or Trustee to prospective bidders at or prior to the foreclosure sale. All costs, fees and expenses incurred by Beneficiary or Trustee in connection with such inspections and disclosures shall be payable by Trustor upon demand therefor, and such amounts shall bear interest at the rate specified in Paragraph 6 hereof from the date paid by Beneficiary until paid in full by Trustor, and if not so paid shall be added to the amount secured hereby.

         (16) That if the Trustor, or any subsequent owner of the Real Property covered hereby, shall occupy said property, or any part thereof, after any default in payment of any amount secured by this Deed of Trust, the Trustor, or such owner, shall pay to the Beneficiary in advance on the first day of each month a reasonable rental for the premises so occupied, and upon failure to pay such reasonable rental, the Trustor, or such owner, may be removed from said premises by summary dispossess proceedings or by any other appropriate action or proceeding.

         (17) Trustor hereby represents and warrants: (a) that it is or will be the lawful owner of all of the Trust Estate free of all claims, liens or encumbrances whatsoever, other than the security interests granted pursuant hereto and such other matters as may be approved in writing by Lender in Lender's sole and absolute discretion; (b) all information, including but not limited to financial statements furnished by Trustor to Beneficiary heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) if Trustor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

         (18) With respect to the Personal Property and the security interest granted to Beneficiary under the Deed of Trust, the following shall apply:

                  (a) Trustor shall: (i) execute such financing statements and other documents and do such other acts and things, all as Beneficiary may from time to time require, to establish and maintain a valid security interest in the Personal Property, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Beneficiary; (ii) keep the Personal Property separate and identifiable and at the location described herein and permit Beneficiary and its representatives to inspect the Personal Property and/or records pertaining thereto from time to time during normal business hours; (iii) at Trustor's expense upon Beneficiary's request remove any unauthorized lien or security interest and defend any claim affecting the Personal Property; (iv) reimburse Beneficiary for any expenses including but not limited to reasonable attorneys' fees and legal expenses, incurred by Beneficiary in seeking to protect, collect or enforce any rights in the Personal Property; (v) maintain the Personal Property in good condition and not use the Personal Property for any unlawful purpose; and (vi) at its own expense, upon request of Beneficiary, notify any parties obligated to Trustor on any of the Personal Property to make payment to Beneficiary, and Trustor hereby irrevocably grants Beneficiary power of attorney to make said notifications and collections. Trustor does hereby authorize Beneficiary to perform any and all acts which Beneficiary in good faith deems necessary for the protection and preservation of the Personal Property or its value or Beneficiary's security interest therein, including transferring any of the Personal Property into its own name and receiving the income thereon as additional security hereunder.

                  (b) Whenever a default exists under this Deed of Trust, Beneficiary, at its option may: (i) transfer any of the Personal Property into its own name or that of its nominee; (ii) notify any parties obligated on any of the Personal Property consisting of accounts, instruments, chattel paper, choses in action or the like to make payment to Beneficiary and enforce collection of any of the Personal Property herein; (iii) require Trustor to assemble and deliver any of the Personal Property to Beneficiary at a reasonable convenient place designated by Beneficiary. No delay on the part of Beneficiary in the exercise of any right or remedy shall constitute a waiver thereof and any exercise, or partial exercise, by Beneficiary of any right or remedy under this Paragraph 18 shall not preclude the exercise of any other right or remedy of Beneficiary under this Paragraph 18, this Deed of Trust or at law or in equity or the further exercise of the same remedy. This Paragraph 18 shall not be construed to derogate or impair the lien or provisions of any other provision of the Deed of Trust with respect to any property described in the Deed of Trust that is real property or which the parties have agreed to treat as real property. Beneficiary's rights, power and remedies as to the Personal Property shall be exercisable as to any part or all of the Personal Property as Beneficiary may elect.

                  (c) Trustor hereby assumes, and releases Beneficiary from, all risk of loss, destruction or damage to all or any part of the Personal Property by reason of any casualty or cause whatsoever except as caused by the intentional misconduct of Beneficiary, and Trustor shall indemnify and hold Beneficiary harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, reasonable attorneys' fees and costs) imposed upon or incurred by or asserted against Beneficiary by reason of (i) any failure by Trustor to perform or comply with the terms of this Deed of Trust or (ii) the exercise by Beneficiary of any rights or remedies provided hereunder or at law or in equity, except as caused by Beneficiary's intentional misconduct.

                  (d)  Upon  transfer  by   Beneficiary   of  any  part  of  the
obligations secured hereby, Beneficiary shall be fully discharged from all liability with respect to the Personal Property transferred therewith.

                  (e) The grant of a security interest in proceeds, replacements, substitutions or the like does not imply any right of Trustor to sell or dispose of any Personal Property described herein without the express written consent by Beneficiary.

         (19) Beneficiary, acting alone, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by each and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveying from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page or document number where this Deed of Trust is recorded, and the name and address of the new Trustee. If notice of default shall have been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee shall have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution.

         (20) That any Trustor who is a married person hereby expressly agrees that recourse may be had against his or her separate property, but without hereby creating any lien or charge thereon, for any deficiency after sale of the property hereunder.

         (21) If requested, that Trustor shall furnish at least annually, within ninety (90) days after the end of its fiscal year, or more frequently if requested by Beneficiary, a full and complete financial statement concerning income, expenses, assets and liabilities of Trustor, and/or applicable or attributable to the Trust Estate encumbered hereby and the operations thereof, and such other information as Beneficiary may request. Such statement shall be prepared in accordance with generally accepted accounting principles and shall be certified as true, complete and correct by Trustor. Trustor shall keep true and correct records upon which annual statements are based for not less than three (3) years after delivery of the required annual statement. Beneficiary shall have the right, at its cost and at any time and from time to time after giving prior written notice to Trustor, to do or cause to be done any of the following: to audit the records; to cause an audit of the records to be made; to make abstracts from the records; to make copies of any or all of the records; to examine any or all leases and rental agreements (if such leases and rental agreements exist); and to make copies of any or all leases and rental agreements (to the extent such leases and rental agreements exist). Trustor shall make all records specified in the notice available at the time specified in the notice and at the place where the records are customarily kept, or at Beneficiary's option at Beneficiary's office. Upon any default under the note described above, this Deed of Trust or other Loan Documents, Beneficiary may perform any of the acts authorized by this paragraph at the sole cost of Trustor. Trustor shall promptly reimburse Beneficiary for its costs and such costs shall be secured by this Deed of Trust.

         (22) That the pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the full extent permissible by law.

         (23) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural. If more than one (1) person executes this Deed of Trust as Trustor, the obligations of such persons are joint and several.

         (24) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

         (25) To pay Beneficiary for each and every beneficiary statement furnished at Trustor's request the maximum fee allowed by law and if there be no maximum, then in accordance with Beneficiary's schedule therefor. Such fee shall be computed as of the time said statement is furnished.

         (26) That should Trustor sell, convey, transfer, dispose of or further encumber (collectively, "Transfer") the Trust Estate or any part thereof or any interest therein or enter into a lease (other than a lease entered into by Trustor in the ordinary course of business on commercially reasonable terms for a term not exceeding five (5) years) upon commercially reasonable terms covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do, without the prior written consent of Beneficiary being first had and obtained, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. . . . Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         (27) In addition, without limiting the foregoing, if (i) there should occur a sale, conveyance, transfer, disposition or encumbrance, either voluntary or involuntary, or should an agreement be entered into to accomplish any thereof (in each case, an "Acquisition") of all the issued and outstanding capital stock of Trustor, and (ii) the net worth of the acquiring or surviving corporation (after giving effect to any transfer of assets and liabilities between Trustor and the acquiring or surviving corporation) shall be less than the net worth of Trustor existing immediately prior to the effective date of such Acquisition, then in such event Beneficiary may, at its option, declare all sums secured hereby immediately due and payable unless Beneficiary shall have given its prior written consent thereto. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         (28) That in the event of the passage after the date hereof of any law deducting from the value of real property, for taxation purposes, any lien thereon or changing in any way the laws now in force for the taxation of deeds of trust or debts whether or not secured thereby for federal, state or local purposes or the manner of the collection of any such taxes so as to affect this Deed of Trust or the obligations hereby secured, Trustor agrees to pay any thereof and if Trustor fails to so do or if it would be illegal for Trustor so to do then, the whole of the principal sum secured by this Deed of Trust, together with accrued interest thereon shall, at the option of Beneficiary, without demand or notice, immediately become due and payable.

         (29) To the fullest extent permitted by law, Trustor hereby waives the provisions of Section 431.70 of the California Code of Civil Procedure and all amendments thereto.

         (30) That no remedy herein conferred upon, reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary in the exercising of any right or power accruing upon any event of default hereunder shall impair such right or power or any other right or power nor shall the same be construed to be a waiver of any default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the obligations secured hereby, Beneficiary, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights or remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order and in such manner as Beneficiary may deem fit without waiving any rights with respect to any other security. The granting of consent by Beneficiary to any transaction as required by the terms hereunder shall not be deemed a waiver of the right to secure the consent of Beneficiary to future or successive transactions.

         (31) That in the event any one or more of the provisions contained in this Deed of Trust or in the promissory note hereby secured shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust or said promissory note, but this Deed of Trust and said promissory note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         (32) TRUSTOR ACKNOWLEDGE(S) AND AGREE(S) THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND THEREFORE, TRUSTOR HEREBY WAIVE(S) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING

(INCLUDING ACTIONS SOUNDING IN TORT) TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT OR ARISING FROM THE TRANSACTION CONTEMPLATED HEREUNDER OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY AND AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE AND NOT BY A JURY.

         (33) This Deed of Trust has been executed and delivered in the State of California and is to be construed and enforced according to and governed by the laws thereof except that with respect to any portion of the Trust Estate covered hereby located outside of the State of California, only to the extent required for Trustee or Beneficiary to enforce or realize upon the rights and remedies hereunder with respect thereto, the laws of the state in which such property is located shall be applicable hereto.

         The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at his address hereinbefore set forth.


                                   TRUSTOR:

                                   SPECTRIAN CORPORATION, a California
                                   corporation



                                   By:   /s/ Edward A. Supplee, Jr.
                                         --------------------------------------


                                   Title:    VP
                                         --------------------------------------

State of California                           On May 15, 1996
         --------------------------              -------------------------------
                                      } SS.
County of Santa Clara                         before me,  /s/ Jodie Capron     ,
         --------------------------                     -----------------------

                                              personally appeared

                                                  /s/ Ed Supplee               ,
                                              ---------------------------------

                                              proved  to  me  on  the  basis  of
                                              satisfactory  evidence  to be  the
                                              persons whose names are subscribed
                                              to  the  within  instrument,   and
                                              acknowledged   to  me  that   they
                                              executed   the   same   in   their
                                              authorized capacities, and that by
                                              their signatures on the instrument
                                              the  persons,  or the entity  upon
                                              behalf of which the persons acted,
                                              executed the instrument.
==========================================

                 JODIE L. CAPRON              WITNESS my hand and official seal.
CALIFORNIA       COMM. # 981494
  SEAL      NOTARY PUBLIC -- CALIFORNIA       /s/ Jodie L. Capron
               COUNTY OF SANTA CLARA          ---------------------------------
                                              Notary's Signature
             Comm. Exp. Dec. 20, 1996

==========================================

                                   EXHIBIT D


RECORDING REQUESTED BY

SILICON VALLEY BANK
1731 EMBARCADERO ROAD, SUITE 220
PALO ALTO, CALIFORNIA 94303
ATTN:  MR. MARK PIPER

AND WHEN RECORDED MAIL TO


Name      SILICON VALLEY BANK
Street    1731 EMBARCADERO ROAD
Address   SUITE 220
City      PALO ALTO, CA 94303
State     ATTN:  MR. MARK PIPER
Zip

- --------------------------------------------------------------------------------

                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE


              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
                      (WITH ASSIGNMENT OF RENTS AND LEASES)

         ATTENTION: COUNTY RECORDER -- THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE PROPERTY DESCRIBED HEREIN AND IS TO BE FILED OF RECORD IN THE RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED NOT ONLY AS A DEED OF TRUST BUT ALSO AS AN ASSIGNMENT OF LEASES AND RENTS AND AS A FINANCING STATEMENT COVERING GOODS THAT ARE, OR ARE TO BECOME, FIXTURES ON THE PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE TRUSTOR (DEBTOR) AND THE BENEFICIARY (SECURED PARTY) ARE SET FORTH BELOW.

         THIS DEED OF TRUST SECURES A PROMISSORY NOTE BEARING INTEREST AT A VARIABLE RATE.

         This Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) is made as of this 15th day of May, 1996, by SPECTRIAN CORPORATION, a California corporation (hereinafter called "Trustor"), whose address is 350 Java Drive, Sunnyvale, California 94089, to SANTA CLARA LAND TITLE COMPANY, a corporation (hereinafter called "Trustee"), whose address is 701 Miller Street, San Jose, California, 95110, for the benefit of Silicon Valley Bank, a California banking corporation (hereinafter called "Beneficiary"), whose address is 1731 Embarcadero Road, Suite 220, Palo Alto, California, 94303.

         Witnesseth: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to Trustee, its successors and assigns, in Trust, with POWER OF SALE TOGETHER WITH RIGHT OF ENTRY AND POSSESSION the following property (the "Trust Estate"):

         (a) all that certain real property now or hereafter acquired, in the City of Sunnyvale, County of Santa Clara, State of California (the "Land"), commonly known as 350 Java Drive, Sunnyvale, California, more particularly described as set forth below:

         ALL THAT CERTAIN PROPERTY SITUATE IN THE CITY OF SUNNYVALE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

         PARCEL ONE, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON MAY 25, 1984, IN BOOK 529 OF MAPS, PAGE(S) 34.

         ARB NO:  110-2-49.02 & 49.03


         (b) all buildings, structures and other improvements now or in the future located or to be constructed on the Land (the "Improvements");

         (c) all tenements, hereditaments, appurtenances, privileges, franchises and other rights and interests now or in the future benefitting or otherwise relating to the Land or the Improvements, including easements, rights-of-way, development rights, mineral rights, water and water rights, pumps and pumping plants and all shares of stock evidencing the same (the "Appurtenances," and together with the Land and the Improvements, the "Real Property");

         (d) subject to the assignment to Beneficiary set forth in Paragraph 11 below, all rents, issues, income, revenues, royalties and profits now or in the future payable with respect to or otherwise derived from the Trust Estate or the ownership, use, management, operation, leasing or occupancy of the Trust Estate, including those past due and unpaid (the "Rents");

         (e) all present and future right, title and interest of Trustor in and to all inventory, equipment, fixtures and other goods (as those terms are defined in Division 9 of the California Uniform Commercial Code (the "UCC"), and whether existing now or in the future) now or in the future located at, upon or about, or affixed or attached to or installed in, the Real Property, or used or to be used in connection with or otherwise relating to the Real Property or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing or occupancy of the Real Property, including furniture, furnishings, machinery, appliances, building materials and supplies, generators, boilers, furnaces, water tanks, heating, ventilating and air conditioning equipment and all other types of tangible personal property of any kind or nature, and all accessories, additions, attachments, parts, proceeds, products, repairs, replacements and substitutions of or to any of such property (the "Goods," and together with the Real Property, the "Property"); and

         (f) all present and future right, title and interest of Trustor in and to all accounts, general intangibles, chattel paper, deposit accounts, money, instruments and documents (as those terms are defined in the UCC) and all other agreements, obligations, rights and written materials (in each case whether existing now or in the future) now or in the future relating to or otherwise arising in connection with or derived from the Property or any other part of the Trust Estate or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing, occupancy, sale or financing of the Property or any other part of the Trust Estate, including (to the extent applicable to the Property or any other portion of the Trust Estate) (i) permits, approvals and other governmental authorizations, (ii) improvement plans and specifications and architectural drawings, (iii) agreements with contractors, subcontractors, suppliers, project managers, supervisors, designers, architects, engineers, sales agents, leasing agents, consultants and property managers, (iv) takeout, refinancing and permanent loan commitments, (v) warranties, guaranties, indemnities and insurance policies, together with insurance payments and unearned insurance premiums, (vi) claims, demands, awards, settlements and other payments arising or resulting from or otherwise relating to any insurance or any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Property, (vii) license agreements, service and maintenance agreements, purchase and sale agreements and purchase options, together with advance payments, security deposits and other amounts paid to or deposited with Trustor under any such agreements, (viii) reserves, deposits, bonds, deferred payments, refunds, rebates, discounts, cost savings, escrow proceeds, sale proceeds and other rights to the payment of money, trade names, trademarks, goodwill and all other types of intangible personal property of any kind or nature, and (ix) all supplements, modifications, amendments, renewals, extensions, proceeds, replacements and substitutions of or to any of such property (the "Intangibles").

         Trustor further grants to Trustee and Beneficiary, pursuant to the UCC, a security interest in all present and future right, title and interest of Trustor in and to all Goods and Intangibles and all of the Trust Estates described above in which a security interest may be created under the UCC (collectively, the "Personal Property"). This Deed of Trust constitutes a security agreement under the UCC, conveying a security interest in the Personal Property to Trustee and Beneficiary. Trustee and Beneficiary shall have, in addition to all rights and remedies provided herein, all the rights and remedies of a "secured party" under the UCC and other applicable California law. Trustor covenants and agrees that this Deed of Trust constitutes a fixture filing under
Section 9313 and 9402(6) of the UCC.

         FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary may elect, (1) payment of an indebtedness in the sum of Six Million and No/100 Dollars ($6,000,000.00) evidenced by that certain Promissory Note Secured by Deed of Trust (the "note" or the "promissory note") of even date, executed by Trustor to the order of Beneficiary and any and all modifications, extensions or renewals thereof, whether hereafter evidenced by said note or otherwise; (2) payment of interest on said indebtedness according to the terms of said promissory note; (3) payment of all other sums, with interest as herein provided, becoming due or payable under the provisions hereof to Trustee or Beneficiary; (4) due, prompt and complete observance, performance and discharge of each and every condition, obligation, covenant and agreement contained herein, or in said note, or in that certain Term Loan Agreement of even date (the "Loan Agreement"), relative to any indebtedness evidenced by said note or in any document or instrument evidencing, securing or pertaining to the indebtedness evidenced by said note, excluding, however, any guaranty or unsecured environmental indemnity ("Loan Documents") and all modifications, renewals or extensions of any of the foregoing; and (5) payment of such additional sums with interest thereon as may be hereafter borrowed from Beneficiary, its successors or assigns by Trustor or the then record owner or owners of the Trust Estate when evidenced by another promissory note or notes, which are by the terms thereof secured by this Deed of Trust.

         TO PROTECT AND  MAINTAIN  THE  SECURITY OF THIS DEED OF TRUST,  TRUSTOR
AGREES:

         (1) To pay, perform, observe and discharge each and every condition, obligation, covenant and agreement for which this Deed of Trust has been given as security as provided above.

         (2) To keep the Property in good condition and repair; not to remove or demolish any improvement thereon; to complete or restore promptly and in good and workmanlike manner any improvement which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the Trust Estate or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; to perform, in the event all or any portion of the Trust Estate constitutes a leasehold estate belonging to Trustor, each and every obligation of Trustor under the terms of the lease agreement relating to the demise of such property; not to commit, suffer or permit any act upon the Trust Estate in violation of law; to do all acts which from the character or use of the Property may be reasonably necessary, the specific enumerations herein not excluding the general.

         (3) To fully insure, or cause to be insured, the Property against loss or damage by fire, earthquake, flood, and such other risks as Beneficiary shall, from time to time, require. Trustor shall carry public liability and other insurance as Beneficiary may require. Trustor shall maintain all required insurance in companies, amounts, coverages, deductibles, and forms satisfactory to the Beneficiary and at least equal to that required on the date of this Deed of Trust. Such insurance shall be carried in amounts not less than amounts determined by the insurance company or Beneficiary to prevent the application of co-insurance or similar clauses, or in such greater amounts as Beneficiary may require. Neither Beneficiary nor Trustee, by reason of accepting, rejecting, approving or obtaining insurance, shall incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency or insolvency of any insurer, or (iii) the payment of losses. All property insurance policies shall name Beneficiary as the primary loss payee, all liability insurance policies shall name Beneficiary as an additional insured, and all policies shall provide that they cannot be terminated as to Beneficiary except upon thirty (30) days' prior written notice to Beneficiary. Trustor shall deliver to Beneficiary the original of all such policies, or with Beneficiary's consent certificates, together with receipts satisfactory to the Beneficiary, evidencing payment of the premiums therefor.

         As of the date this Deed of Trust is recorded and continuously until this Deed of Trust is fully reconveyed, the insurance policies shall conform to the following requirements:

         (a) All insurance policies must be underwritten by insurers with a Best's rating of B+, VI or better;

         (b) In the event all or any portion of the Real Property secured by this Deed of Trust constitutes rental or non-residential property, Trustor shall maintain a Commercial General Liability insurance policy, including broad form coverages or their equivalents, with One Million Dollars ($1,000,000) combined single limit coverage for bodily injury and property damage; provided, however, if improvements similar to the Improvements secured hereby are generally insured at higher limits of coverage, such higher limits shall be obtained. In all other cases, Trustor shall maintain such liability insurance coverages as Beneficiary may require from time to time;

         (c) Trustor shall provide Beneficiary with additional property and rental income insurance coverages as follows:

                  1. All risk coverage (including earthquake insurance) in the amount of the full replacement cost of the Improvements;

                  2. A waiver of co-insurance endorsement or agreed value endorsement (relative to casualty);

                  3. A replacement cost coverage endorsement (relative to casualty);

                  4. A standard mortgage clause (438BFU or CP12-18) with Beneficiary named as loss payee in the Declarations;

                  5. A waiver of subrogation clause;

                  6. To the extent that any portion of the Real Property constitutes rental property, loss of rents coverage in an amount equal to at least twelve (12) months of rentals from the Real Property secured hereby and any expenses that are payable or reimbursable by tenants;

                  7. Flood insurance in an amount sufficient to provide full replacement cost coverage of the Real Property in the event the Real Property is located within any flood hazard area; and

                  8. Such other coverages as Beneficiary may request from time to time.

The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         (4) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

         (5) To pay and discharge, at least ten days prior to delinquency, all taxes of every kind and nature, including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes, all general and special assessments, including assessments on appurtenant water stock, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against Trustor or the Trust Estate or any part thereof or upon the revenues, rents, issues, income and profits thereof or upon this Deed of Trust or the indebtedness now or hereafter secured hereby; when due, all encumbrances, charges and liens, with interest, on the Trust Estate or any part thereof, which appear to be prior or superior hereto or subject or subordinate hereto; all costs, fees and expenses of this Trust; or, if and as required by Beneficiary, to pay to Beneficiary in equal installments on the day on which monthly payments of principal and interest are due under said note, sufficient funds (as estimated by Beneficiary from time to time) to pay when due the next maturing taxes, assessments and hazard insurance premiums. When so provided with sufficient funds, Beneficiary shall pay such taxes, assessments and hazard insurance premiums before delinquency. Any excess over the amount required for such purposes shall be held for future use, applied to any indebtedness hereby secured or refunded to Trustor at Beneficiary's option.

         To promptly and completely observe, perform, and discharge each and every condition, obligation, covenant and agreement affecting the Trust Estate, whether the same is prior and superior or subject and subordinate hereto including, if the security hereunder is or will be a condominium, community apartment or part of a planned development, each and every provision to be performed by Trustor under any Declaration of Covenants, Conditions and Restrictions pertaining to the condominium, community apartment or planned development project and, upon written request of Beneficiary, to pay maintenance charges, if the same have not been paid or legal steps have not been initiated to enforce such payment within ninety (90) days after such written request is made.

         Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Real Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay reasonable attorneys' fees and costs in connection therewith.

         (6) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure until paid in full by Trustor at a rate equal to five percent (5%) per annum over and above the rate set forth in the promissory note secured hereby, which sums shall be secured by this Deed of Trust to the same extent and with the same priority as the principal and interest payable under the promissory note hereby secured, and such sums shall be deemed mandatory advances required for the preservation and protection of the lien of this Deed of Trust and Trustee's and Beneficiary's rights hereunder.

         (7) That any award of damages in connection with any condemnation for public use of or injury to the Property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance. Notwithstanding the fact that the security given hereby may not be impaired by a partial condemnation, Beneficiary, in its sole and absolute discretion, shall have the right to apply all compensation, award or other payments or relief therefor made on account thereof to either the payment of accrued but unpaid interest and second to the prepayment of principal under said promissory note or reimbursement of Trustor for expenses incurred by it in the restoration of the Property, and in respect thereto, Trustor hereby waives the benefit of any statute or rule of law which may be contrary thereto.

         (8) That by accepting the payment, performance or observance of any condition, obligation, covenant or agreement contained herein after the date to be paid, performed or observed as provided hereunder, Beneficiary does not waive its right either to require prompt payment, performance or observance when due of all other conditions, obligations, covenants or agreements contained herein or to declare a default for failure so to do.

         (9) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of the Trust Estate; consent to the making of any map or plat thereof; join in granting any easement thereon; join in the execution of or subordination of the lien or charge hereof to any covenants, conditions or restrictions affecting said property; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

         (10) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note to Trustee for cancellation and retention and upon payment by Trustor of its fees, Trustee shall reconvey, without warranty, the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         (11) That Trustor absolutely and unconditionally hereby assigns, transfers, conveys and sets over to Beneficiary all the Rents; provided, however, prior to any default by Trustor in the payment, observance, performance and discharge of any condition, obligation, covenant or agreement of Trustor contained herein, Trustor shall have the right as the agent and fiduciary representative of Beneficiary for collection and distribution purposes only, to collect and receive the Rents as they become due and payable to be applied by Trustor to the payment of the principal and interest and all other sums due or payable on said promissory note and to the payment of all other sums payable under this Deed of Trust and, thereafter, so long as no default as aforesaid has occurred, the balance shall be distributed to the account of Trustor. Upon any such default, Beneficiary may at any time without notice, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name or in the name of Trustor, sue for or otherwise collect the Rents, including those past due and unpaid and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees and expenses, to the payment of the principal and interest and all other sums due or payable on said promissory note and to the payment of all other sums payable under this Deed of Trust and in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of the Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         All leases and rental agreements now or hereafter affecting the Real Property, including all oil and gas leases and other subsurface leases and the royalties derived therefrom, are hereby assigned and transferred to Beneficiary by the Trustor, and Trustor hereby agrees and covenants that none of said leases or rental agreements will be modified or terminated without the consent in writing of Beneficiary. Trustor shall provide to Beneficiary a non-disturbance and attornment agreement, in form acceptable to Beneficiary, executed by each tenant under a lease or rental agreement for a portion of said Real Property executed after the date hereof.

         Trustor agrees that it will not (a) execute any further assignment of any of its right, title and interest in the Rents without the prior written consent of Beneficiary; (b) accept prepayments of any installments of Rents to become due under any leases or rental agreements in excess of one (1) month except prepayments in the nature of security which security will not exceed an amount equal to one (1) month's rent under the lease or rental agreement; (c) with respect to any lease or rental agreement having a term of two (2) years or more, Trustor will not terminate, amend or modify any such lease or rental agreement without the prior written consent of the Beneficiary or (d) accept a surrender of any such lease or rental agreement.

         (12) Trustor hereby represents, warrants and covenants that:

                  (a) To the best of its  knowledge,  neither the Real  Property which is the subject of this Deed of Trust nor any other real property occupied and/or owned by Trustor has ever been used by Trustor or any other previous owner and/or operator in connection with the disposal of or to refine, generate, manufacture, produce, store, handle, treat, transfer, release, process or transport flammable explosives, radioactive materials, asbestos, PCB, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any Hazardous Materials Laws (defined below) (collectively, "Hazardous Materials") other than in strict compliance with applicable law, and Trustor will not at any time use the Real Property or such other real property for the disposal, refining, generating, manufacturing, producing, storing, handling, treating, transferring, releasing, processing or transporting of any Hazardous Materials other than in strict compliance with applicable law.

                  (b) After diligent investigation including, but not limited to, engineering reports and an environmental assessment report provided to Beneficiary, Trustor warrants and represents to the best of its knowledge that the Real Property is free of Hazardous Materials and contaminants which are or could be detrimental to the Real Property, human health or the environment or in violation of any governmental laws or regulations.

                  (c) To the best of its knowledge, neither the Real Property or any other real property owned and/or occupied by Trustor has been designated, listed or identified in any manner by the United States Environmental Protection Agency ("EPA") or under and pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, set forth at 42 U.S.C. 9601 et seq. ("CERCLA"), the Resource Conservation and Recovery Act of 1986, as amended, set forth at 42 U.S.C. 6901 et seq. ("RCRA"), or any other environmental protection statute as a hazardous waste or hazardous substance disposal or removal site, superfund or cleanup site or candidate for removal of closure pursuant to RCRA, CERCLA or any other environmental protection statute.

                  (d) Trustor has not received a notice, summons, citation, directive, letter or other communication, written or oral (collectively, "Notice") from the EPA or any other federal or state governmental agency or instrumentality, authorized pursuant to an environmental protection statute, concerning any intentional or unintentional action or omission by Trustor resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping or otherwise disposing of Hazardous Materials into the environment resulting in damage thereto or to the fish, shellfish, wildlife, biota or other natural resources.

          Trustor shall, and shall cause all tenants, employees, agents, contractors and subcontractors of Trustor and any other persons present on or occupying the Real Property to, keep and maintain the Real Property, including the soil and groundwater thereof, in compliance with, and not cause or permit the Real Property, including the soil and groundwater thereof, to be in violation of, any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions thereon, including but not limited to any Hazardous Materials Laws. Neither Trustor nor tenants, employees, agents, contractors and subcontractors of Trustor nor any other persons occupying or present on the Real Property shall use, generate, manufacture, store or dispose of on, under or about the Real Property or transport to or from the Real Property any Hazardous Materials.

         The intended use of the Real Property is for office and research and development purposes ("Permitted Use") and Trustor shall not change or alter the Permitted Use unless Trustor shall have first notified Beneficiary thereof in writing and Beneficiary shall have determined, in its sole and absolute discretion, that such change or modification will not result in the presence of Hazardous Materials on the Real Property in such a level that would increase the potential liability for Hazardous Materials Claims.

          Trustor shall immediately advise Beneficiary in writing of: (a) any Notices (whether such Notices are received from the EPA, the Occupational Safety and Health Agency, the Department of Health Services, the State Water Quality Control Board, the Department of Sanitation, the Department of Public Works or any other federal, state or local governmental agency or regional office thereof) of violation or potential violation which are received by Trustor of any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials, including but not limited to CERCLA, RCRA, the Hazardous Materials Transportation Act, the Hazardous Substances Account Act, the Hazardous Substances Act, the Occupational Health and Safety Act, the Porter-Cologne Water Quality Control Act, the Solid Waste Management Act of 1980, the Toxic Pit Cleanup Act, the Underground Tank Act of 1984, and the California Water Quality Improvement Act (collectively, "Hazardous Materials Laws"); (b) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (c) all claims made or threatened by any third party against Trustor or the Trust Estate relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a), (b) and (c) above are collectively referred to herein as "Hazardous Materials

Claims"); and (d) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Real Property that could cause the Real Property or any part thereof to be classified as "border-zone property" under the provisions of California Health and Safety Code, Sections 25220 et seq., or any regulation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Real Property under any Hazardous Materials Laws.

          To the extent Beneficiary has a reasonable basis to believe its security for the Loan is or might be impaired by any Hazardous Materials Claims or in the event of any default hereunder or under any other Loan Document, Beneficiary shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' and consultants' fees in connection therewith paid by Trustor upon demand.

          Trustor shall be solely responsible for, and shall indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, successors and assigns, from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan) of Hazardous Materials on, under or about the Real Property (whether by Trustor or a predecessor in title or any employees, agents, contractor or subcontractors of Trustor, or any predecessor in title, any third persons at any time occupying or present on the Real Property, or from any other cause whatsoever), including, without limitation: (a) all foreseeable and unforeseeable consequential damages including third party claims; (b) the costs of any required or necessary repair, cleanup or detoxification of the Real Property, including the soil and groundwater thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by Beneficiary in connection with clauses (a), (b) and (c), including but not limited to reasonable attorneys' and consultants' fees.

          Any costs or expenses incurred by Beneficiary for which Trustor is responsible or for which Trustor has indemnified Beneficiary shall be paid to Beneficiary on demand, and failing prompt reimbursement, shall be added to the indebtedness secured by this Deed of Trust and earn interest at the default rate set forth in the note secured hereby until paid in full.

          Trustor shall not take any cleanup, containment, restoration, removal or other remedial work (collectively, "Remedial Work") in response to the presence of any Hazardous Materials on, under or about the Real Property without prior written notice to Beneficiary of the scope and nature of such Remedial Work; provided, however, that prior written notice shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Real Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to notify Beneficiary before taking such action. In such event, Trustor shall notify Beneficiary as soon as practicable of any action so taken. Trustor shall not, without Beneficiary's prior written consent, which shall not be unreasonably withheld, enter into any settlement agreement, consent decree or other compromise in respect to any Hazardous Material Claims, which remedial action, settlement, consent or compromise might, in Beneficiary's reasonable judgment, impair the value of Beneficiary's security hereunder.

         In the event any investigation or monitoring of conditions on the Real Property or any Remedial Work is required under any applicable Hazardous Materials Laws, by any judicial order, by any governmental entity, or in order to comply with any agreements affecting the Real Property because of or in connection with any Hazardous Material Claims, Trustor shall perform or cause to be performed the Remedial Work in compliance with such Hazardous Material Laws or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in writing by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Trustor, including, without limitation, the charges of such contractors and/or the consulting engineer, and Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or reviewing such Remedial Work. In the event Trustor shall fail to timely commence or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof shall be due and payable upon demand therefor by Trustor.

          If during the term of the loan secured by this Deed of Trust Beneficiary has reasonable cause to believe that Hazardous Materials have migrated onto the Real Property or have otherwise come onto the Real Property in violation of the terms of this Deed of Trust or there has been a default by Trustor hereunder with respect to Hazardous Materials, at Beneficiary's request, Trustor shall retain, at Trustor's sole cost and expense, a licensed geologist, industrial hygienist or an environmental consultant (a "Consultant") acceptable to Beneficiary to conduct an environmental site assessment of the Real Property for the presence of Hazardous Materials ("Environmental Audit"). The Environmental Audit shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination. The Consultant shall concurrently deliver the results of its investigation in writing directly to Trustor and Beneficiary without prior consultation with either party unless conducted in the presence of the other party.

         If Trustor fails to pay for or obtain an Environmental Audit as provided for herein, Beneficiary may, but shall not be obligated to, obtain the Environmental Audit, and either demand reimbursement from Trustor or add the cost thereof to the indebtedness secured by this Deed of Trust, in which case interest shall accrue on such sum at the default rate set forth in the note secured hereby. Furthermore, Trustor hereby grants Beneficiary, its employees and agents the right, exercisable at any time and at Beneficiary's sole cost and expense, to enter upon the Real Property for the purpose of conducting an inspection, sampling and testing to determine whether there have been any violations of the covenants contained in this Paragraph 12.

         Trustor's liability under this Paragraph 12 shall not terminate until the earlier of (i) the sale of the Real Property pursuant to the enforcement of the lien of this Deed of Trust, the proceeds of which are applied to the indebtedness secured hereby, or (ii) the payment in full of the indebtedness.

         (13) Trustor agrees to indemnify, defend and hold harmless Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with (a) any willful misconduct of Trustor or any default or event of default by Trustor hereunder or under any other Loan Document; (b) Trustee's and/or Beneficiary's good faith and commercially reasonable exercise of any of their rights and remedies, or the performance of any of their duties hereunder or under the other Loan Documents to which Trustor is a party; (c) Trustor's failure to perform or comply with any of the covenants set forth in Paragraph 12 above; (d) the construction, reconstruction or alteration of the Real Property; (e) any negligence of Trustor, or any negligence or willful misconduct of any lessee of the Real Property or any portion thereof, or any of their respective agents, contractors, employees, licensees or invitees; or (f) any accidents, injury, death or damage to any person or property occurring in, on or about the Real Property or any street, drive, sidewalk, curb or passageway adjacent thereto, except for the willful misconduct or gross negligence of Beneficiary or Trustee. Upon demand by Trustee and/or Beneficiary, Trustor shall defend any action or proceeding brought against Trustee and/or Beneficiary arising out of or alleging any claim or cause of action covered by this indemnity, all at Trustor's own cost and by counsel to be approved by Beneficiary in the exercise of its reasonable judgment. In the alternative, Trustee and/or Beneficiary may elect to conduct its own defense at the expense of Trustor. The provisions of this Paragraph 13 shall survive the foreclosure or the delivery of a deed in lieu of foreclosure of this Deed of Trust or the payment in full of the indebtedness secured hereby and the termination and reconveyance of this Deed of Trust, as the case may be.

         Any amount payable to Trustee or Beneficiary under Paragraph 12 or this Paragraph 13 shall be due and payable immediately after demand therefor and receipt by Trustor of a statement setting forth in reasonable detail the amount claimed and the basis therefor, and such amounts shall bear interest at the rate specified in Paragraph 6 hereof from and after the date such amounts are paid by Beneficiary or Trustee, as the case may be, until paid in full by Trustor.

         (14) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder or under any other Loan Document (including the breach of any representation or warranty, which shall be deemed for the purpose of this Paragraph 14 to be absolute and not merely to Trustor's best knowledge), Beneficiary may take any action or pursue any right or remedy permitted under applicable law specifically including, without limiting, impairing or otherwise affecting its other rights and remedies declare all sums secured hereby immediately due and payable by delivery to Trustee written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Real Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, said note and all documents evidencing expenditures secured hereby.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of the sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Real Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said Real Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the Real Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as herein defined, may purchase at such sale.

         After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate specified in Paragraph 6 hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

         If this Deed of Trust or any note secured hereby provides for any charge for prepayment of any indebtedness secured hereby, Trustor agrees to pay said charge if any of said indebtedness shall be paid prior to the date thereof stated in said note or this Deed of Trust, even if and notwithstanding Trustor shall have defaulted in payment thereof, or in performance of any agreement hereunder, and Beneficiary, by reason thereof, shall have declared all sums secured hereby immediately due and payable.

         (15) Following recordation of a notice of default, Beneficiary and prospective bidders at any foreclosure sale shall have the right to enter and inspect said Real Property at reasonable times and upon reasonable notice to Trustor. Trustor shall, promptly following the recordation of a notice of default, but in any event prior to the date of sale set in the notice of sale, disclose to Beneficiary in writing all material facts regarding said Real Property.

         Trustor hereby waives any claims against Beneficiary or Trustee arising out of or in connection with any disclosures regarding said Real Property which may be made by Beneficiary or Trustee to prospective bidders at or prior to the foreclosure sale. In addition, Trustor shall indemnify, defend and hold harmless Trustee and Beneficiary from and against all losses, liabilities, suits, damages claims or judgments which may arise out of or in connection with any disclosures regarding said Real Property which may be made by Beneficiary or Trustee to prospective bidders at or prior to the foreclosure sale. All costs, fees and expenses incurred by Beneficiary or Trustee in connection with such inspections and disclosures shall be payable by Trustor upon demand therefor, and such amounts shall bear interest at the rate specified in Paragraph 6 hereof from the date paid by Beneficiary until paid in full by Trustor, and if not so paid shall be added to the amount secured hereby.

         (16) That if the Trustor, or any subsequent owner of the Real Property covered hereby, shall occupy said property, or any part thereof, after any default in payment of any amount secured by this Deed of Trust, the Trustor, or such owner, shall pay to the Beneficiary in advance on the first day of each month a reasonable rental for the premises so occupied, and upon failure to pay such reasonable rental, the Trustor, or such owner, may be removed from said premises by summary dispossess proceedings or by any other appropriate action or proceeding.

         (17) Trustor hereby represents and warrants: (a) that it is or will be the lawful owner of all of the Trust Estate free of all claims, liens or encumbrances whatsoever, other than the security interests granted pursuant hereto and such other matters as may be approved in writing by Lender in Lender's sole and absolute discretion; (b) all information, including but not limited to financial statements furnished by Trustor to Beneficiary heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (c) if Trustor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

         (18) With respect to the Personal Property and the security interest granted to Beneficiary under the Deed of Trust, the following shall apply:

                  (a) Trustor shall: (i) execute such financing statements and other documents and do such other acts and things, all as Beneficiary may from time to time require, to establish and maintain a valid security interest in the Personal Property, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Beneficiary; (ii) keep the Personal Property separate and identifiable and at the location described herein and permit Beneficiary and its representatives to inspect the Personal Property and/or records pertaining thereto from time to time during normal business hours; (iii) at Trustor's expense upon Beneficiary's request remove any unauthorized lien or security interest and defend any claim affecting the Personal Property; (iv) reimburse Beneficiary for any expenses including but not limited to reasonable attorneys' fees and legal expenses, incurred by Beneficiary in seeking to protect, collect or enforce any rights in the Personal Property; (v) maintain the Personal Property in good condition and not use the Personal Property for any unlawful purpose; and (vi) at its own expense, upon request of Beneficiary, notify any parties obligated to Trustor on any of the Personal Property to make payment to Beneficiary, and Trustor hereby irrevocably grants Beneficiary power of attorney to make said notifications and collections. Trustor does hereby authorize Beneficiary to perform any and all acts which Beneficiary in good faith deems necessary for the protection and preservation of the Personal Property or its value or Beneficiary's security interest therein, including transferring any of the Personal Property into its own name and receiving the income thereon as additional security hereunder.

                  (b) Whenever a default exists under this Deed of Trust, Beneficiary, at its option may: (i) transfer any of the Personal Property into its own name or that of its nominee; (ii) notify any parties obligated on any of the Personal Property consisting of accounts, instruments, chattel paper, choses in action or the like to make payment to Beneficiary and enforce collection of any of the Personal Property herein; (iii) require Trustor to assemble and deliver any of the Personal Property to Beneficiary at a reasonable convenient place designated by Beneficiary. No delay on the part of Beneficiary in the exercise of any right or remedy shall constitute a waiver thereof and any exercise, or partial exercise, by Beneficiary of any right or remedy under this Paragraph 18 shall not preclude the exercise of any other right or remedy of Beneficiary under this Paragraph 18, this Deed of Trust or at law or in equity or the further exercise of the same remedy. This Paragraph 18 shall not be construed to derogate or impair the lien or provisions of any other provision of the Deed of Trust with respect to any property described in the Deed of Trust that is real property or which the parties have agreed to treat as real property. Beneficiary's rights, power and remedies as to the Personal Property shall be exercisable as to any part or all of the Personal Property as Beneficiary may elect.

                  (c) Trustor hereby assumes, and releases Beneficiary from, all risk of loss, destruction or damage to all or any part of the Personal Property by reason of any casualty or cause whatsoever except as caused by the intentional misconduct of Beneficiary, and Trustor shall indemnify and hold Beneficiary harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, reasonable attorneys' fees and costs) imposed upon or incurred by or asserted against Beneficiary by reason of (i) any failure by Trustor to perform or comply with the terms of this Deed of Trust or (ii) the exercise by Beneficiary of any rights or remedies provided hereunder or at law or in equity, except as caused by Beneficiary's intentional misconduct.

                  (d)  Upon  transfer  by   Beneficiary   of  any  part  of  the
obligations secured hereby, Beneficiary shall be fully discharged from all liability with respect to the Personal Property transferred therewith.

                  (e) The grant of a security interest in proceeds, replacements, substitutions or the like does not imply any right of Trustor to sell or dispose of any Personal Property described herein without the express written consent by Beneficiary.

         (19) Beneficiary, acting alone, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by each and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveying from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page or document number where this Deed of Trust is recorded, and the name and address of the new Trustee. If notice of default shall have been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee shall have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution.

         (20) That any Trustor who is a married person hereby expressly agrees that recourse may be had against his or her separate property, but without hereby creating any lien or charge thereon, for any deficiency after sale of the property hereunder.

         (21) If requested, that Trustor shall furnish at least annually, within ninety (90) days after the end of its fiscal year, or more frequently if requested by Beneficiary, a full and complete financial statement concerning income, expenses, assets and liabilities of Trustor, and/or applicable or attributable to the Trust Estate encumbered hereby and the operations thereof, and such other information as Beneficiary may request. Such statement shall be prepared in accordance with generally accepted accounting principles and shall be certified as true, complete and correct by Trustor. Trustor shall keep true and correct records upon which annual statements are based for not less than three (3) years after delivery of the required annual statement. Beneficiary shall have the right, at its cost and at any time and from time to time after giving prior written notice to Trustor, to do or cause to be done any of the following: to audit the records; to cause an audit of the records to be made; to make abstracts from the records; to make copies of any or all of the records; to examine any or all leases and rental agreements (if such leases and rental agreements exist); and to make copies of any or all leases and rental agreements (to the extent such leases and rental agreements exist). Trustor shall make all records specified in the notice available at the time specified in the notice and at the place where the records are customarily kept, or at Beneficiary's option at Beneficiary's office. Upon any default under the note described above, this Deed of Trust or other Loan Documents, Beneficiary may perform any of the acts authorized by this paragraph at the sole cost of Trustor. Trustor shall promptly reimburse Beneficiary for its costs and such costs shall be secured by this Deed of Trust.

         (22) That the pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the full extent permissible by law.

         (23) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural. If more than one (1) person executes this Deed of Trust as Trustor, the obligations of such persons are joint and several.

         (24) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

         (25) To pay Beneficiary for each and every beneficiary statement furnished at Trustor's request the maximum fee allowed by law and if there be no maximum, then in accordance with Beneficiary's schedule therefor. Such fee shall be computed as of the time said statement is furnished.

         (26) That should Trustor sell, convey, transfer, dispose of or further encumber (collectively, "Transfer") the Trust Estate or any part thereof or any interest therein or enter into a lease (other than a lease entered into by Trustor in the ordinary course of business on commercially reasonable terms for a term not exceeding five (5) years) upon commercially reasonable terms covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do, without the prior written consent of Beneficiary being first had and obtained, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. . . . Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         (27) In addition, without limiting the foregoing, if (i) there should occur a sale, conveyance, transfer, disposition or encumbrance, either voluntary or involuntary, or should an agreement be entered into to accomplish any thereof (in each case, an "Acquisition") of all the issued and outstanding capital stock of Trustor, and (ii) the net worth of the acquiring or surviving corporation (after giving effect to any transfer of assets and liabilities between Trustor and the acquiring or surviving corporation) shall be less than the net worth of Trustor existing immediately prior to the effective date of such Acquisition, then in such event Beneficiary may, at its option, declare all sums secured hereby immediately due and payable unless Beneficiary shall have given its prior written consent thereto. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         (28) That in the event of the passage after the date hereof of any law deducting from the value of real property, for taxation purposes, any lien thereon or changing in any way the laws now in force for the taxation of deeds of trust or debts whether or not secured thereby for federal, state or local purposes or the manner of the collection of any such taxes so as to affect this Deed of Trust or the obligations hereby secured, Trustor agrees to pay any thereof and if Trustor fails to so do or if it would be illegal for Trustor so to do then, the whole of the principal sum secured by this Deed of Trust, together with accrued interest thereon shall, at the option of Beneficiary, without demand or notice, immediately become due and payable.

         (29) To the fullest extent permitted by law, Trustor hereby waives the provisions of Section 431.70 of the California Code of Civil Procedure and all amendments thereto.

         (30) That no remedy herein conferred upon, reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary in the exercising of any right or power accruing upon any event of default hereunder shall impair such right or power or any other right or power nor shall the same be construed to be a waiver of any default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the obligations secured hereby, Beneficiary, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights or remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order and in such manner as Beneficiary may deem fit without waiving any rights with respect to any other security. The granting of consent by Beneficiary to any transaction as required by the terms hereunder shall not be deemed a waiver of the right to secure the consent of Beneficiary to future or successive transactions.

         (31) That in the event any one or more of the provisions contained in this Deed of Trust or in the promissory note hereby secured shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust or said promissory note, but this Deed of Trust and said promissory note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         (32) TRUSTOR ACKNOWLEDGE(S) AND AGREE(S) THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND THEREFORE, TRUSTOR HEREBY WAIVE(S) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING

(INCLUDING ACTIONS SOUNDING IN TORT) TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT OR ARISING FROM THE TRANSACTION CONTEMPLATED HEREUNDER OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY AND AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE AND NOT BY A JURY.

         (33) This Deed of Trust has been executed and delivered in the State of California and is to be construed and enforced according to and governed by the laws thereof except that with respect to any portion of the Trust Estate covered hereby located outside of the State of California, only to the extent required for Trustee or Beneficiary to enforce or realize upon the rights and remedies hereunder with respect thereto, the laws of the state in which such property is located shall be applicable hereto.

         The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at his address hereinbefore set forth.


                                   TRUSTOR:

                                   SPECTRIAN CORPORATION, a California
                                   corporation



                                   By:   /s/ Edward A. Supplee, Jr.
                                        ----------------------------------------


                                   Title:       VP
                                           -------------------------------------

State of California                           On May 15, 1996
         --------------------------              -------------------------------
                                      } SS.
County of Santa Clara                         before me,  /s/ Jodie Capron     ,
         --------------------------                     -----------------------

                                              personally appeared

                                                  /s/ Ed Supplee               ,
                                              ---------------------------------

                                              proved  to  me  on  the  basis  of
                                              satisfactory  evidence  to be  the
                                              persons whose names are subscribed
                                              to  the  within  instrument,   and
                                              acknowledged   to  me  that   they
                                              executed   the   same   in   their
                                              authorized capacities, and that by
                                              their signatures on the instrument
                                              the  persons,  or the entity  upon
                                              behalf of which the persons acted,
                                              executed the instrument.
==========================================

                 JODIE L. CAPRON              WITNESS my hand and official seal.
CALIFORNIA       COMM. # 981494
  SEAL      NOTARY PUBLIC -- CALIFORNIA       /s/ Jodie L. Capron
               COUNTY OF SANTA CLARA          ---------------------------------
                                              Notary's Signature
             Comm. Exp. Dec. 20, 1996

==========================================

                                    EXHIBIT E



                    PROMISSORY NOTE SECURED BY DEED OF TRUST


$6,000,000.00                                                       May 15, 1996

         FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to Silicon Valley Bank, or order ("Holder"), at 1731 Embarcadero Road, Palo Alto, California, 94303, or at such other place or to such other party as Holder may from time to time designate, the principal sum of Six Million and No/100 Dollars ($6,000,000.00), or so much of that sum as may be advanced under this Note by Holder (such amount herein called the "Loan"), plus interest as computed below.

         This Note is made by Maker as of the date first set forth above in accordance with the terms and conditions of that certain Term Loan Agreement of even date (herein called the "Loan Agreement") between Maker and Holder. Holder is authorized to make advances of the Loan to Maker in accordance with the Loan Agreement in an amount not to exceed the total aggregate sum of Six Million and No/100 Dollars ($6,000,000.00).

         This Note is secured by (i) a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (With Assignment of Rents and Leases) of even date (the "Java Deed of Trust"), encumbering the "Trust Estate" (as defined therein) including the real property commonly known as 350 Java Drive, Sunnyvale, California, as described more particularly in the Java Deed of Trust, and (ii) a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (With Assignment of Rents and Leases) of even date (the "Gibraltar Deed of Trust"), encumbering the "Trust Estate" (as defined therein) including the real property commonly known as 160 Gibraltar Court, Sunnyvale, California, as described more particularly in the Gibraltar Deed of Trust (collectively, the "Deeds of Trust").

         Interest on the principal balance of the indebtedness outstanding from time to time on this Note shall be computed at the per annum rate of three-fourths percent (0.75%) in excess of the rate of interest announced from time to time by Holder as its prime interest rate (the "Prime Rate"), which as of the date of this Note is Eight and One-Quarter percent (8.25%), with any change in that prime rate to result in a change in the rate of interest payable on this Note, effective on the date of each such change. Interest will be computed on a Three Hundred Sixty (360) day basis and the actual number of days elapsed. Should Holder no longer exist or fail to announce a Prime Rate, the Prime Rate shall be the annual rate of interest publicly announced from time to time by Bank of America National Trust and Savings Association at its corporate headquarters in San Francisco, California, as its "reference" rate of interest.

         Maker recognizes that default by Maker in making the payments required under this Note, the Loan Agreement, the Deeds of Trust, and other documents evidencing or securing this loan (collectively, the "Loan Documents"), including, but not limited to, payments of interest and principal, will result in Holder incurring additional expense in servicing this Note, in loss to Holder of the use of the money due, and in frustration to Holder in meeting its loan commitments. Maker agrees that if, for any reason, Maker fails to pay when due any interest or principal due under this Note or any amounts due under the other Loan Documents, Holder shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impracticable to ascertain the extent of such damages. Maker therefore agrees that a reasonable estimate of such damages to Holder, which sum Maker agrees to pay on demand, is the sum of the following amounts:
(i) an amount equal to four percent (4.0%) of each payment not paid when due; and (ii) an amount equal to the Additional Interest described below. For purposes of this paragraph the "Additional Interest" shall be computed as follows: Such delinquent payment shall bear interest commencing on the date any such delinquent payment was due and continuing for so long as the default continues, regardless of whether or not there has been an acceleration of the Loan, at the rate of four percent (4.0%) in excess of Prime Rate per annum, until paid ("Default Rate"), such interest to be compounded annually.

         In the event the payment of principal due on Maturity Date (as hereinafter defined) is not made when due, such principal amount (together with any accrued interest) shall, at the option of Holder, bear interest at the Default Rate, until paid, such interest to be compounded annually.

         Holder shall have no liability to Maker if in fact Holder charges any person or entity a rate or rates different from its announced prime rate, it being the intention of Holder and Maker that the prime rate as announced by Holder shall be the basis upon which interest shall be computed upon the indebtedness evidenced by this Note.

         All unpaid principal and accrued unpaid interest on this Note shall be due and payable in full on June 30, 2001 (the "Maturity Date").

         From the date of the first advance of the Loan until June 30, 1996, interest-only payments shall be paid monthly on the first (1st) day of the month following the date of the advance at the rate set forth herein. For the period from and after July 1, 1996, and continuing through the Maturity Date, principal on the indebtedness evidenced by this Note shall be payable in equal monthly installments based on a twenty-five (25) year amortization schedule for repayment of such principal indebtedness, plus interest accruing on the unpaid principal at the current rate of interest hereunder. Such installments of principal plus interest each shall be due and payable monthly on the first day of each calendar month commencing August 1, 1996, and ending on the Maturity Date, at which time all unpaid principal and accrued unpaid interest shall be due and payable in full. If, on the due date of the first installment of principal and interest, interest is due and accrued for a period of more, or less, than one month, the amount of said installment shall be increased or decreased to the extent that the amount of interest due and accrued exceeds or is less than one month's interest. In the event of any change in the interest rate on indebtedness hereunder resulting from a change to the Prime Rate, the interest payable by Maker shall be adjusted effective as of the date of such change.

         The books and records of Holder shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error.

         Maker agrees that Holder may, without notice to Maker and without affecting the liability of Maker, accept additional or substitute security for this Note, or release any security or any party liable for this Note, or extend or renew this Note.

         If Maker consists of more than one entity, their obligations under this Note shall be joint and several.

         All amounts payable under this Note are payable in lawful money of the United States, without notice, demand, offset or deduction. Checks will constitute payment only when collected. Any amount paid on this Note shall be applied first to payment of accrued but unpaid interest on this Note, then toward the outstanding balance of this Note, or applied to such other obligations of Maker then due and owing to Holder under any of the Loan Documents, as determined by Holder in its sole discretion. Maker hereby waives California Civil Code Section 2822(a) which provides that Maker has the right to designate the portion of the obligation that is satisfied by any partial payment.

         This Note may be prepaid in whole or in part at any time by Maker without penalty.

         An "Event of Default" shall have occurred under this Note upon the occurrence of an Event of Default under and as defined by the Loan Agreement. At any time following an Event of Default, Holder may, at its option and without notice or demand, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued interest.

         Maker and any guarantors of this Note for themselves, their heirs, legal representatives, successors and assigns, respectively, severally waive presentment, demand, protest, and notice of dishonor and waive any right to be released by reason of any extension of time or change in terms of payment or any change, alteration, or release of any security given for the payment hereof.

         Maker agrees to pay all costs of collection when incurred, by Holder, including but not limited to attorneys' fees and all related costs. If any suit or action is instituted to enforce this Note, Maker promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge reasonable attorneys' fees and costs in such suit or action to Holder as the prevailing party. This Note shall be governed by and construed in accordance with the laws of the State of California. This Note has been delivered to Holder and accepted by Holder in the State of California. If there is a lawsuit on this Note, Maker shall submit, at Holder's request, to the jurisdiction of the courts of Santa Clara County, California.

         No single or partial exercise of any power hereunder or under any other of the Loan Documents shall preclude other or further exercises thereof or the exercise of any other power. Holder shall at all times have the right to proceed against any portion of the security for this Note in such order and in such manner as Holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of Holder in exercising any right hereunder or under any of the Loan Documents shall not operate as a waiver of such right, or of any other right under this Note or the other Loan Documents.

         Any terms used in this Note which are not expressly defined herein shall have the meaning ascribed to them in the Loan Agreement.

         This Note shall inure to the benefit of Holder and its successors and assigns. The obligations of Maker hereunder or under any of the other Loan Documents shall not be delegated to any person or entity without the prior written consent of Holder.

         The Deeds of Trust securing this Note contain the following provisions:

         That should Trustor sell, convey, transfer, dispose of or further encumber (collectively, "Transfer") the Trust Estate or any part thereof or any interest therein or enter into a lease (other than a lease entered into by Trustor in the ordinary course of business on commercially reasonable terms for a term not exceeding five (5) years) upon commercially reasonable terms covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, or enter into an agreement so to do, without the prior written consent of Beneficiary being first had and obtained, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. . . . Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         In addition, without limiting the foregoing, if (i) there should occur a sale, conveyance, transfer, disposition or encumbrance, either voluntary or involuntary, or should an agreement be entered into to accomplish any thereof (in each case, an "Acquisition") of all the issued and outstanding capital stock of Trustor, and (ii) the net worth of the acquiring or surviving corporation (after giving effect to any transfer of assets and liabilities between Trustor and the acquiring or surviving corporation) shall be less than the net worth of Trustor existing immediately prior to the effective date of such Acquisition, then in such event Beneficiary may, at its option, declare all sums secured hereby immediately due and payable unless Beneficiary shall have given its prior written consent thereto. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         MAKER ACKNOWLEDGE(S) AND AGREE(S) THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND, THEREFORE, MAKER HEREBY WAIVE(S) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ACTIONS SOUNDING IN TORT) TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ARISING FROM THE TRANSACTION CONTEMPLATED HEREUNDER OR THE LENDING RELATIONSHIP ESTABLISHED HEREBY AND AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE AND NOT BY A JURY.

                                    MAKER:

                                    SPECTRIAN CORPORATION,
                                    a California corporation

                                    By: /s/ Edward A. Supplee, Jr.
                                        ----------------------------------------


                                    Its:     VP
                                        ----------------------------------------